Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period April 1, 2014 through April 30, 2014

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	June 13, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

1	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $32.6 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $11.2 million as of December 31, 2013. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.9 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013 (the “Amended Proof of Claim”), which amended claim number 82, in the amount of $463,013,177.63. More information regarding the Amended Proof of Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of April 30, 2014 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to April 30, 2014.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of April 30, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels (which was subsequently increased to 48 vessels) in OSG’s International Flag fleet (“Core International Flag Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and is being accrued over the remaining service periods commencing in February 2014. Approximately $13,000 is expected to be related to set-up, wind-down and transitions costs. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report therefore do not reflect all of these costs.

Plan of Reorganization – As previously reported, on February 12, 2014, the Debtors and certain of the lenders (the “Consenting Lenders”) under the Company’s $1.5 billion credit agreement, dated as of February 9, 2006, entered into a plan support agreement (as amended, the “Plan Support Agreement”), and on February 28, 2014, the Debtors and the Consenting Lenders entered into an Equity Commitment Agreement (the “Lender ECA”). On March 7, 2014, the Debtors filed a plan of reorganization supported by the Consenting Lenders with the Bankruptcy Court (the “Lender Plan”). The Debtors retained the ability to terminate the Plan Support Agreement upon a determination by the Debtors that an alternative plan of reorganization was more favorable to the Debtors’ creditors and interest holders than the Lender Plan, upon which the Lender ECA terminates automatically pursuant to the April 4, 2014 order of the Bankruptcy Court authorizing the Debtors to enter into the Lender ECA.

On April 18, 2014, the Debtors received a proposal for an alternative plan of reorganization from certain holders of existing equity interests of the Company (each such holder of equity, a “Commitment Party”).

In April 2014, the Debtors selected Goldman Sachs Bank USA (“Goldman Sachs”) to provide exit financing to support the Lender Plan, and filed a motion seeking authorization to enter into an exit financing commitment with Goldman Sachs. That commitment contemplated loans and facilities totaling in aggregate $935 million. Shortly after Goldman Sachs’ motion was filed, however, the Debtors received alternative exit financing proposals from three additional exit financing lenders designed to support the Equity Plan (as defined below), including from Jefferies Finance LLC (“Jefferies”).

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Subsequent Events

Plan of Reorganization and Disclosure Statement

Following discussion and analysis, the Debtors determined that the proposal received on April 18, 2014 (as described below, the “Equity Proposal”) to be more favorable to the Debtors’ creditors and interest holders than the Lender Plan. Accordingly, the Debtors terminated the Plan Support Agreement between the Debtors and the Consenting Lenders on May 2, 2014 and filed with the Bankruptcy Court a plan of reorganization that effectuates the terms of the Equity Proposal (the “Equity Plan”), together with a disclosure statement describing such Equity Proposal (the “Disclosure Statement”). In conjunction with the filing of the motion for approval of the Equity Plan and of the Exit Financing (as defined below), the Debtors exercised their right to terminate the Goldman Sachs exit financing commitment, because of the Debtors’ decision to support the Equity Plan.

On May 21, 2014, the Debtors filed with the Bankruptcy Court an amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement”, respectively). The Amended Equity Plan reflects the resolution of disputes with three separate creditor constituents.

On May 20, 2014, the Debtors and court-appointed lead plaintiffs in the consolidated securities class action styled In re OSG Securities Litigation (“Lead Plaintiffs”), pending in the United States District Court for the Southern District of New York (the “District Court”), entered into a stipulation (the “Securities Class Stipulation”) providing for settlement and resolution of Lead Plaintiffs’ claims against the Debtors pursuant to the Amended Equity Plan. Pursuant to the Securities Class Stipulation, the Debtors have agreed to provide in the Amended Equity Plan for allowance of the Lead Plaintiffs’ claims, on behalf of a class of persons who, between October 29, 2007 and October 19, 2012, purchased (i) 8.125% Senior Notes due 2018 issued or traceable to the $300 million public offering on or about March 24, 2010 or (ii) OSG common stock (together, the “Putative Class”). Such claims will be allowed, in full, final and complete settlement of any claims Lead Plaintiffs or members of the Putative Class have or could have asserted against the Debtors through the following distributions: (i) $7 million in cash, payable by the Debtors on the initial distribution date for the Amended Equity Plan; (ii) 15% of the Net Proceeds of the Debtors’ professional liability action against Proskauer Rose LLP and certain individual defendants (as defined in the Securities Class Stipulation, the “Professional Liability Action”); (iii) $5 million in cash, payable by Reorganized OSG (as defined in the Amended Equity Plan) upon resolution of the Professional Liability Action; (iv) $3 million in cash, payable by Reorganized OSG on the first anniversary of the effective date of the Amended Equity Plan; (v) proceeds of any of the Debtors’ residual interests in certain director and officer insurance policies; and (vi) any remaining cash in a $2 million reserve, after accounting for satisfaction or resolution of other subordinated claims (collectively, the “Settlement Consideration”). The Debtors will seek approval of the settlement, and certification of the Putative Class for settlement purposes, in connection with confirmation of the Amended Equity Plan. The Securities Class Stipulation will resolve only the Lead Plaintiffs’ and Putative Class members’ claims against the Debtors. The Lead Plaintiffs’ claims pending in the District Court against certain of the Debtors’ current and former officers, auditors and underwriters are unaffected. The Securities Class Stipulation provides for Lead Plaintiffs’ agreement to support and vote in favor of the Amended Equity Plan. Allocation and distribution to members of the Putative Class, as well as approval of legal fees and reimbursement of expenses to counsel for Lead Plaintiffs, will be resolved by the District Court, subject to approval by the Bankruptcy Court.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On April 23, 2014, the Debtors received notices from the lenders under their pre-petition secured loan facilities, the Export-Import Bank of China (“CEXIM”) and Danish Ship Finance (“DSF”), that CEXIM and DSF intended to object to the then current plan of reorganization on the basis, among other things, that it did not provide for payment of 2% contractual default interest as provided under their respective loan agreements. On May 21, 2014, the Debtors entered into stipulations (the “CEXIM and DSF Stipulations”) with CEXIM and DSF providing for settlement and resolution of all potential objections of CEXIM and DSF to the Amended Equity Plan. Pursuant to the CEXIM and DSF Stipulations, the Debtors have agreed to provide in the Amended Equity Plan for allowance of default interest on the principal amount outstanding under the CEXIM and DSF facilities at the rate of 1% per annum from the Petition Date. The Debtors will seek approval of the settlement in connection with the confirmation of the Amended Equity Plan. The CEXIM and DSF Stipulations provide for CEXIM and DSF’s agreement to support and vote in factor of the Amended Equity Plan.

On May 26, 2014 the Debtors filed with the Bankruptcy Court a further amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement,” respectively).

 Pursuant to the Amended Equity Plan, each holder of the Company’s 7.5% Senior Notes due 2024 (the “7.5% 2024 Notes”) will have its 7.5% 2024 Notes reinstated and will receive a cash payment equal to the amount of unpaid and overdue interest, unless such holder elects to receive an alternative distribution (the “Alternative Distribution”) of new notes (the “Election Notes”) and cash instead. The Election Notes will be due February 15, 2021 and will otherwise have the same terms as the 7.5% 2024 Notes. Each holder that elects to receive the Alternative Distribution will receive Election Notes with a principal amount equal to that of the 7.5% 2024 Notes currently owned by that holder, together with a cash payment equal to 1.0% of the principal amount of the 7.5% 2024 Notes held by such holder and a cash payment equal to the amount of unpaid and overdue interest that would have been owed under the 7.5% 2024 Notes if they were reinstated (together with any interest that has accrued but is not due for payment as of the effective date of the Amended Equity Plan calculated at the applicable contract rate or default rate).

On May 27, 2014, following the resolution by the Bankruptcy Court of certain objections raised by the official committee of equity security holders appointed by the United States Trustee, the Amended Disclosure Statement was approved in an order by the Bankruptcy Court (the “Disclosure Statement Order”). Pursuant to such approval, the Debtors will solicit acceptances of the Amended Equity Plan, and seek its confirmation by the Bankruptcy Court in accordance with the Disclosure Statement Order. Among other things, the Disclosure Statement Order:

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

•	sets a record date of June 6, 2014 for voting on the Amended Equity Plan and for the distribution of subscription rights in the Rights Offering (the “Voting Record Date”);

•	sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the receipt by Kurtzman Carson Consultants LLC of ballots accepting or rejecting the Amended Equity Plan;

•	sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the exercise of subscription rights in the Rights Offering;

•	sets a deadline of 4:00 p.m. (Prevailing Eastern Time) on July 11, 2014 for filing of any objections to the confirmation of the Amended Equity Plan; and

•	schedules the hearing for the confirmation of the Amended Equity Plan for 9:30 a.m. (Prevailing Eastern Time) on July 18, 2014.

Pursuant to the Disclosure Statement Order, the Debtors suspended trading of the Company’s common stock and beneficial interests therein in the over-the-counter market on June 3, 2014 at 5:00 p.m. (Prevailing Eastern Time) in order to ensure that all trades in those securities will be able to settle (on a T+3 basis) no later than the June 6, 2014 Voting Record Date. In addition, the subscription rights issued pursuant to the Rights Offering will not be transferrable, and any purported transfer will cause such subscription rights to become void.

The Amended Equity Plan and Amended Disclosure Statement are available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

Exit Financing

On May 2, 2014, Jefferies executed commitment documents whereby Jefferies agreed to provide secured debt financing to support the Equity Plan, consisting of a term loan of approximately $600 million secured by a first lien on substantially all the Debtors’ U.S. Flag assets other than certain specified assets and a second lien on these specified assets, a term loan of approximately $600 million secured by a first lien on substantially all the Debtors’ International Flag assets, which lien is pari passu to the lien securing the revolving facility below, an asset-based revolving loan facility of approximately $75 million secured by a first lien on certain specified U.S. Flag assets of the Debtors and a second lien on substantially all the Debtors’ U.S. Flag assets and a revolving loan facility of approximately $75 million secured by a pari passu first lien on substantially all the Debtors’ International Flag assets (the “Exit Financing”) that, collectively, will provide the Debtors with the funding necessary to satisfy the Equity Plan’s cash payment obligations, the expenses associated with closing the Exit Financing facilities and working capital to fund their operations after emergence from Chapter 11.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The commitment letter entered into in connection with the Exit Financing was approved by the Bankruptcy Court on May 27, 2014. The full terms of the Exit Financing are subject to approval by the Bankruptcy Court.

Equity Commitment Agreement

On May 2, 2014, the Debtors entered into an equity commitment agreement with each Commitment Party (the “Equity Commitment Agreement”), which sets forth the terms of a rights offering (the “Rights Offering”) and additional sale of Holdback Securities (as defined below) for an aggregate offering amount of $1.5 billion, each relating to two separate classes of common stock (the “Class A shares” and the “Class B shares”, and collectively the “New Shares”) and penny warrants to purchase Class A shares and Class B shares (respectively “Class A warrants” and “Class B warrants”, and, together with the New Shares, the “Rights Offering Securities”) pursuant to subscription rights (each such right, a “Subscription Right”) to be distributed to holders of outstanding equity of the Company. One Subscription Right will be distributed in respect of each outstanding share of OSG common stock (each such share, an “Existing Share”) to the holder of record of such Existing Share as of a record date established by the Bankruptcy Court in its order approving the disclosure statement (the “Record Date”). The Equity Plan contemplated that the Record Date would be June 2, 2014. Subscription Rights would be distributed only to holders of record of Existing Shares outstanding as of 5:00 p.m. (New York Time) on the Record Date. From and after the last date which allows a Purchaser to become a holder of record on the June 2, 2014 Record Date (which date is May 28, 2014), OSG would halt all trading of the Existing Shares and intends to seek the removal of OSG’s trading symbol in respect of the Existing Shares from the over-the-counter “pink sheet” market. From and following the May 28, 2014, any purported transfers of Existing Shares would be disregarded by the Company. In addition, the Subscription Rights will not be transferrable, and any purported transfer will cause them to become void.

Each Subscription Right would entitle a holder thereof that is an accredited investor or a qualified institutional buyer (“QIB”) (as such terms are defined in Regulation D and Rule 144A, respectively, under the Securities Act of 1933) and that votes in favor, is deemed to vote in favor, to the extent eligible to vote, and does not file an objection to the Equity Plan (each, an “Eligible Holder”) to purchase 11.5 Class A shares or Class A warrants, as described in the Equity Plan, for $3.00 per security. Each Eligible Holder that timely elects to participate in the Rights Offering (each, a “Participating Eligible Holder”) may exercise some, all or none of the Subscription Rights it receives, but each Subscription Right may be exercised only in whole, and not in part.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

All holders of Existing Shares of the Company as of the Record Date that are not Participating Eligible Holders (which will include (i) any holder of Existing Shares on the Record Date that is neither an accredited investor nor a QIB (an “Ineligible Holder”), and (ii) any Eligible Holder that decides for any reason not to participate in the Rights Offering) will receive, as described in the Equity Plan, one new Class B share or Class B warrant in respect of each Subscription Right distributed in respect of each Existing Share held of record by such holder on the Record Date. The Class B shares and Class B warrants will have rights consistent with those of the Class A shares and Class A warrants, respectively, but holders of the Class B shares and Class B warrants will also have the future right to receive a pro rata share of up to ten percent of the net recoveries of the Company’s claims asserted against Proskauer Rose LLP and certain of its members (as described in the Equity Plan). The Class B shares and the Class B warrants are convertible, at the option of the holder at any time, into Class A shares and Class A warrants, respectively, and will automatically convert into Class A shares and Class A warrants, respectively, on the tenth business day after the entry of a final order with respect to such litigation and the distribution of any Net Litigation Recovery (as defined in the Equity Commitment Agreement) to the holders of Class B shares and Class B warrants, subject in each such case to certain customary anti-dilution provisions and Jones Act requirements (which refers to 46 U.S.C. Section 12103, 46 U.S.C. Section 50501, and related statutes and regulations respecting the United States coastwise trade, as the same may be amended from time to time).

 Each Commitment Party has agreed in the Equity Commitment Agreement to exercise its Subscription Rights in full; to backstop a portion of any remaining securities related to unexercised Subscription Rights following completion of the Rights Offering (the “Backstop Securities”); and to purchase a portion of a further additional number of Class A shares and/or Class A warrants (the “Holdback Securities”) offered by OSG to such Commitment Party.

 If the transactions contemplated by the Equity Commitment Agreement are consummated, following confirmation by the Bankruptcy Court and occurrence of the effective date of the Equity Plan, the Debtors will use the proceeds of the sale of the Rights Offering Securities and the Holdback Securities to satisfy certain of their obligations as described in the Equity Plan.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 20, 2014, the Debtors and each of the Commitment Parties entered into an amendment to the Equity Commitment Agreement (the “Equity Commitment Agreement Amendment”). The Equity Commitment Agreement Amendment increased the amount to be raised by the Company through the rights offering contemplated by the Equity Commitment Agreement (the “Rights Offering”) from $1.500 billion to $1.505 billion, pursuant to the issuance of additional Subscription Rights. The Rights Offering will be back-stopped by each Commitment Party or its designee on a several but not joint basis. The Equity Commitment Agreement also increased the number of Class A shares or Class A warrants that can be purchased for each share held of OSG common stock upon exercise of each Subscription Right by certain holders thereof, from 11.5 Class A shares or Class A warrants to 12 Class A shares or Class A warrants. The Equity Commitment Agreement, as amended, remained subject to the approval of the Bankruptcy Court.

On May 26, 2014, the Debtors and each of the Commitment Parties entered into a second amendment to the Equity Commitment Agreement (the “Second Equity Commitment Agreement Amendment”). The Second Equity Commitment Agreement Amendment increased the amount to be raised by the Company through the Rights Offering contemplated by the Equity Commitment Agreement from $1.505 billion to $1.510 billion, pursuant to the issuance of additional subscription rights. In addition, the Second Equity Commitment Agreement Amendment joined certain additional parties to the Equity Commitment Agreement as Commitment Parties. Certain of those additional parties were holders of the 7.5% 2024 Notes and had previously filed objections to the Debtors’ proposed Amended Disclosure Statement and expressed an intention to oppose confirmation of the Debtors’ Amended Equity Plan. Pursuant to the terms of the Second Equity Commitment Agreement Amendment, those parties are now obligated to support and vote in favor of the Amended Equity Plan and have withdrawn their previously-filed objections. The Rights Offering will be back-stopped by each Commitment Party or its designee on a several but not joint basis, and each Commitment Party has agreed to purchase a portion of a further additional number of shares of Class A common stock and/or penny warrants to purchase shares of Class A common stock offered by OSG to such Commitment Party. The Equity Commitment Agreement, as amended, was approved by the Bankruptcy Court on May 27, 2014 and is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

 Registration Rights Agreement

On May 2, 2014, the Debtors entered into a registration rights agreement with each Commitment Party (the “Registration Rights Agreement”) setting forth, among other things, registration rights of each Commitment Party and, potentially, certain other holders of Class A shares and Class A warrants. Pursuant to the Registration Rights Agreement, subject to approval by the Bankruptcy Court, OSG will be required to register, on a registration statement to be filed with the Securities and Exchange Commission, the resale of certain Class A shares and Class A warrants for the benefit of the Commitment Parties and potentially certain other shareholders.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 26, 2014, the Debtors and each of the Commitment Parties entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”). The Registration Rights Agreement Amendment joined certain additional parties to the Registration Rights Agreement as Commitment Parties which have certain registration rights. The Registration Rights Agreement, as amended, was approved by the Bankruptcy Court on May 27, 2014 and is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period April 1, 2014 through April 30, 2014

(in thousands of dollars)

Beginning Cash Balance	638,677

Cash Receipts:
Vessel Related Receipts	91,321
Other Receipts[1]	9,357
Total Receipts	100,678

Cash Disbursements:
Vessel Related Disbursements[2]	65,003
General and Administrative:
Compensation & Benefits	5,813
Other General & Administrative	2,609
Taxes	500
Restructuring Costs and Adequate Protection Payments	14,351
U.S. Trustee Fees	734
Other Disbursements	146
Total Disbursements	89,156

Ending Cash Balance[3]	650,199

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $38 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$2,785,130
2	OSG International, Inc.	12-20001	3,380,389
3	OSG Bulk Ships, Inc.	12-20002	1,729,678
4	1372 Tanker Corporation	12-20003	3,316,885
5	Africa Tanker Corporation	12-20004	245,202
6	Alcesmar Limited	12-20005	262,240
7	Alcmar Limited	12-20006	292,805
8	Alpha Suezmax Corporation	12-20007	24,745
9	Alpha Tanker Corporation	12-20008	327
10	Amalia Product Corporation	12-20009	228,670
11	Ambermar Product Carrier Corporation	12-20010	1,322,206
12	Ambermar Tanker Corporation	12-20011	1,252
13	Andromar Limited	12-20012	804,996
14	Antigmar Limited	12-20013	212,843
15	Aqua Tanker Corporation	12-20014	5,391
16	Aquarius Tanker Corporation	12-20015	21,310
17	Ariadmar Limited	12-20016	201,619
18	Aspro Tanker Corporation	12-20017	1,480
19	Atalmar Limited	12-20018	796,626
20	Athens Product Tanker Corporation	12-20019	1,067,168
21	Atlas Chartering Corporation	12-20020	24,736
22	Aurora Shipping Corporation	12-20021	281,490
23	Avila Tanker Corporation	12-20022	1,201
24	Batangas Tanker Corporation	12-20023	502,282
25	Beta Aframax Corporation	12-20024	38,352

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	36,226
27	Cabo Hellas Limited	12-20026	273,620
28	Cabo Sounion Limited	12-20027	263,997
29	Caribbean Tanker Corporation	12-20028	717,446
30	Carina Tanker Corporation	12-20029	23,691
31	Carl Product Corporation	12-20030	227,517
32	Concept Tanker Corporation	12-20031	379,009
33	Crown Tanker Corporation	12-20032	304
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	1,191,355
36	DHT Ania Aframax Corp.	12-20035	1,379
37	DHT Ann VLCC Corp.	12-20036	29,138
38	DHT Cathy Aframax Corp.	12-20037	16,233
39	DHT Chris VLCC Corp.	12-20038	24,608
40	DHT Rebecca Aframax Corp.	12-20039	1,694
41	DHT Regal Unity VLCC Corp.	12-20040	13,816
42	DHT Sophie Aframax Corp.	12-20041	10,785
43	Dignity Chartering Corporation	12-20042	31,418
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	269,793
46	Epsilon Aframax Corporation	12-20045	376,496
47	First Chemical Carrier Corporation	12-20046	6,712
48	First LPG Tanker Corporation	12-20047	6,399
49	First Union Tanker Corporation	12-20048	357,218
50	Fourth Aframax Tanker Corporation	12-20049	24,074

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	289,883
52	Goldmar Limited	12-20051	458,620
53	GPC Aframax Corporation	12-20052	56,721
54	Grace Chartering Corporation	12-20053	8,575
55	International Seaways, Inc.	12-20054	2,369,889
56	Jademar Limited	12-20055	330,538
57	Joyce Car Carrier Corporation	12-20056	15,019
58	Juneau Tanker Corporation	12-20057	8,265
59	Kimolos Tanker Corporation	12-20058	605,647
60	Kythnos Chartering Corporation	12-20059	699,256
61	Leo Tanker Corporation	12-20060	22,647
62	Leyte Product Tanker Corporation	12-20061	283,801
63	Limar Charter Corporation	12-20062	19,255
64	Luxmar Product Tanker Corporation	12-20063	870,922
65	Luxmar Tanker LLC	12-20064	40,589
66	Majestic Tankers Corporation	12-20065	580,957
67	Maple Tanker Corporation	12-20066	337,741
68	Maremar Product Tanker Corporation	12-20067	54
69	Maremar Tanker LLC	12-20068	59,721
70	Marilyn Vessel Corporation	12-20069	432
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	24,321
73	Milos Product Tanker Corporation	12-20072	958,941
74	Mindanao Tanker Corporation	12-20073	55,747
75	Mykonos Tanker LLC	12-20074	1,126,640

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	19,976
77	Oak Tanker Corporation	12-20076	232,311
78	Ocean Bulk Ships, Inc.	12-20077	7
79	Oceania Tanker Corporation	12-20078	108,765
80	OSG 192 LLC	12-20079	45,007
81	OSG 209 LLC	12-20080	63,562
82	OSG 214 LLC	12-20081	105,294
83	OSG 215 Corporation	12-20082	112
84	OSG 242 LLC	12-20083	75,268
85	OSG 243 LLC	12-20084	60,726
86	OSG 244 LLC	12-20085	39,907
87	OSG 252 LLC	12-20086	258,725
88	OSG 254 LLC	12-20087	58,460
89	OSG 300 LLC	12-20088	38
90	OSG 400 LLC	12-20089	13,372
91	OSG America L.P.	12-20090	36
92	OSG America LLC	12-20091	208
93	OSG America Operating Company LLC	12-20092	1,252,385
94	OSG Car Carriers, Inc.	12-20093	6,251
95	OSG Clean Products International, Inc.	12-20094	45
96	OSG Columbia LLC	12-20095	213,627
97	OSG Constitution LLC	12-20096	2,563
98	OSG Courageous LLC	12-20097	223,076
99	OSG Delaware Bay Lightering LLC	12-20098	2,295,632
100	OSG Discovery LLC	12-20099	1,231

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	224
102	OSG Endurance LLC	12-20101	216,867
103	OSG Enterprise LLC	12-20102	262,688
104	OSG Financial Corp.	12-20103	9,197
105	OSG Freedom LLC	12-20104	1,547
106	OSG Honour LLC	12-20105	220,771
107	OSG Independence LLC	12-20106	232,206
108	OSG Intrepid LLC	12-20107	185,744
109	OSG Liberty LLC	12-20108	9,202
110	OSG Lightering LLC	12-20109	8,282,658
111	OSG Lightering Acquisition Corporation	12-20110	1,813
112	OSG Lightering Solutions LLC	12-20111	2,403
113	OSG Mariner LLC	12-20112	224
114	OSG Maritrans Parent LLC	12-20113	101,871
115	OSG Navigator LLC	12-20114	258,428
116	OSG New York, Inc.	12-20115	455,355
117	OSG Product Tankers AVTC, LLC	12-20116	45
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	4
120	OSG Product Tankers I, LLC	12-20119	4
121	OSG Product Tankers, LLC	12-20120	7
122	OSG Quest LLC	12-20121	140
123	OSG Seafarer LLC	12-20122	621
124	OSG Ship Management, Inc.	12-20123	4,248,927
125	OSG Valour LLC	12-20124	1,015

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	2
127	Overseas Anacortes LLC	12-20126	1,312,421
128	Overseas Boston LLC	12-20127	1,573,815
129	Overseas Diligence LLC	12-20128	362
130	Overseas Galena Bay LLC	12-20129	2,407
131	Overseas Houston LLC	12-20130	1,262,613
132	Overseas Integrity LLC	12-20131	971
133	Overseas Long Beach LLC	12-20132	1,227,433
134	Overseas Los Angeles LLC	12-20133	1,152,781
135	Overseas Martinez LLC	12-20134	1,250,066
136	Overseas New Orleans LLC	12-20135	1,995
137	Overseas New York LLC	12-20136	1,156,580
138	Overseas Nikiski LLC	12-20137	1,841,550
139	Overseas Perseverance Corporation	12-20138	345
140	Overseas Philadelphia LLC	12-20139	822
141	Overseas Puget Sound LLC	12-20140	7,758
142	Overseas Sea Swift Corporation	12-20141	7
143	Overseas Shipping (GR) Ltd.	12-20142	527,117
144	Overseas ST Holding LLC	12-20143	1,264,439
145	Overseas Tampa LLC	12-20144	1,466,285
146	Overseas Texas City LLC	12-20145	1,196,315
147	Pearlmar Limited	12-20146	326,317
148	Petromar Limited	12-20147	687,863
149	Pisces Tanker Corporation	12-20148	23,738
150	Polaris Tanker Corporation	12-20149	24,084

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	56,806
152	Reymar Limited	12-20151	569,282
153	Rich Tanker Corporation	12-20152	563,586
154	Rimar Chartering Corporation	12-20153	57,309
155	Rosalyn Tanker Corporation	12-20154	225,674
156	Rosemar Limited	12-20155	319,393
157	Rubymar Limited	12-20156	48,983
158	Sakura Transport Corp.	12-20157	608,393
159	Samar Product Tanker Corporation	12-20158	221,782
160	Santorini Tanker LLC	12-20159	618,604
161	Serifos Tanker Corporation	12-20160	743,464
162	Seventh Aframax Tanker Corporation	12-20161	336,961
163	Shirley Tanker SRL	12-20162	318,905
164	Sifnos Tanker Corporation	12-20163	364,365
165	Silvermar Limited	12-20164	204,626
166	Sixth Aframax Tanker Corporation	12-20165	280,504
167	Skopelos Product Tanker Corporation	12-20166	866,111
168	Star Chartering Corporation	12-20167	459,932
169	Suezmax International Agencies, Inc.	12-20168	51,863
170	Talara Chartering Corporation	12-20169	31,394
171	Third United Shipping Corporation	12-20170	47,669
172	Tokyo Transport Corp.	12-20171	217,530
173	Transbulk Carriers, Inc.	12-20172	229
174	Troy Chartering Corporation	12-20173	52,991
175	Troy Product Corporation	12-20174	53,103

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period April 1, 2014 through April 30, 2014

176	Urban Tanker Corporation	12-20175	441,182
177	Vega Tanker Corporation	12-20176	3,271
178	View Tanker Corporation	12-20177	1,660,175
179	Vivian Tankships Corporation	12-20178	16,146
180	Vulpecula Chartering Corporation	12-20179	25,012
181	Wind Aframax Tanker Corporation	12-20180	23

		Total Disbursements	$76,398,041

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period April 1, 2014 through April 30, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$231,903	$8,528.70	$240,432	$6,721,141	$231,661.66	$6,952,802
Allen Miller LLP	-	-	-	-	-	-
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Brown Rudnick LLP	-	-	-	-	-	-
Burke & Parsons	49,232	4,528	53,760	621,845	15,860	637,705
Chilmark Partners, LLC	320,000	292,940	612,940	2,240,000	500,364	2,740,364
Cleary Gottlieb Steen & Hamilton LLP	1,187,457	36,301	1,223,758	21,166,071	680,385	21,846,456
Deloitte & Touche LLP	1,097,734	17,906	1,115,640	5,813,725	98,657	5,912,382
Deloitte Financial Advisory Services LLP
Deloitte Tax LLP	-	-	-	4,623,917	15,032	4,638,949
Eversheds LLP	46,091	170	46,260	435,744	8,106	443,850
Fox Rothschild LLP	-	-	-	-	-	-
FTI Consulting, Inc.	48,024	35	48,058	3,975,641	7,674	3,983,315
Gellert, Scali, Busenkell & Brown, LLC	7,558	146	7,704	17,651	476	18,128
Heidrick & Struggles	173,334	-	173,334	173,334	-	173,334
Houlihan Lokey Capital, Inc.	-	-	-	2,385,833	59,894	2,445,727
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	-	-	-	219,362	72,436	291,798
Morris, Nichols, Arsht & Tunnell LLP	92,216	785	93,001	1,078,425	32,528	1,110,954
Mullin Hoard & Brown LLP	104,427	11,472	115,899	1,451,478	88,524	1,540,002
Pepper Hamilton LLP	12,071	184	12,255	246,882	11,537	258,419
Peter J. Solomon Company	-	-	-	-	-	-
Pricewaterhouse Coopers LLP	-	-	-	7,283,983	87,853	7,371,836
Venable LLP	97,528	871	98,399	410,092	9,304	419,396
Total Professional Fees and Expenses	$3,467,575	$373,865	$3,841,440	$58,915,623	$1,937,737	$60,853,360

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period April 1, 2014 through April 30, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Allen Miller LLP	Debtors' Special Litigation Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Brown Rudnick LLP	Co-Counsel to the Official Committee of Equity Security Holders
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Financial Advisory Services LLP	Debtors' Fresh Start Accounting Services Provider
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
Fox Rothschild LLP	Co-Counsel to the Official Committee of Equity Security Holders
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Heidrick & Struggles	Board Search Advisors
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
Peter J. Solomon Company	Financial Advisor to the Official Committee of Equity Security Holders
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period April 1, 2014 through April 30, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Sifnos Tanker Corporation	JPMorgan Chase Bank	XXXXXX230	4/17/2014
Serifos Tanker Corporation	JPMorgan Chase Bank	XXXXXX222	4/17/2014

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods April 1, 2014 through April 30, 2014, and

November 14, 2012 through April 30, 2014

(in thousands of dollars)

	April 1, 2014 through April 30, 2014	November 14, 2012 through April 30, 2014

Shipping Revenues:

Pool revenues	$9,767	$258,779
Time and bareboat charter revenues	32,256	542,147
Voyage charter revenues	40,282	726,971
	82,305	1,527,897
Operating Expenses:
Voyage expenses	24,178	389,925
Vessel expenses	21,068	390,820
Charter hire expenses	13,412	309,531
Depreciation and amortization	13,012	255,571
General and administrative	9,484	149,707
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	3	643,194
Total Operating Expenses	81,157	2,154,962
Income/(Loss) from Vessel Operations	1,148	(627,065)
Equity in Income/(Loss) of Affiliated Companies	2,888	59,269
Operating Income/(Loss)	4,036	(567,796)
Other Income/(expense)	62	1,280
Income/(loss) before Interest Expense and Income Taxes	4,098	(566,516)
Interest Expense	-	(339)
Income/(loss) before Reorganization Items and Income Taxes	4,098	(566,855)
Reorganization Items, net	8,667	406,201
Income/(loss) before Income Taxes	(4,569)	(973,056)
Income Tax Provision/(Benefit)	1,680	(14,528)
Net Loss	$(6,249)	$(958,528)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods April 1, 2014 through April 30, 2014, and

November 14, 2012 through April 30, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Reorganization Items consists of the following:

	April 1, 2014	November 14, 2012
	through	through
	April 30, 2014	April 30, 2014
Professional fees, including Trustee Fees of $234 and $4,663	$8,667	$112,309
Expenses incurred on rejected executory contracts	-	289,073
Write-off of deferred financing costs	-	4,603
Other claims adjustments	-	216
	$8,667	$406,201

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and April 30, 2014

(in thousands of dollars)

	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$650,199
Voyage receivables	171,753	132,653
Other receivables, including income taxes recoverable	59,295	32,237
Inventory	14,150	25,596
Prepaid expenses and other current assets	46,636	36,093
Total Current Assets	769,807	876,778
Vessels and other property, less accumulated depreciation	3,135,823	2,321,506
Deferred drydock expenditures, net	73,898	55,548
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,377,054
Investments in Affiliated Companies	247,964	327,517
Intangible Assets, less accumulated amortization	72,655	58,606
Goodwill	9,589	-
Other Assets	16,464	28,213
Total Assets	$4,326,200	$3,668,168

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$395,313
Total Current Liabilities	93,170	395,313

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	449,558
Liabilities Subject to Compromise	2,623,588	2,881,916
Total Noncurrent Liabilities	3,387,781	3,331,474

Total Liabilities	3,480,951	3,726,787
(Deficit)/Equity:
Total Equity/(Deficit)	845,249	(58,619)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,668,168

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and April 30, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of April 30, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

4.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and April 30, 2014

(in thousands of dollars)

5.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	April 30, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,567
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	564,102
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	26,424
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,881,916

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of April 30, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: June 13, 2014	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

April 30, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$16,345,813	$3,761,175	$270,998	$30,167	$(200,778)	$20,207,375
81%	19%	1%	0%	-1%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

April 30, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$16,385,799	$2,837,544	$2,073,216	$3,583,449	$2,093,734	$2,909,362	$29,883,104
Trade - Accrued and Unbilled[3]							$23,866,858
Trade - Pools[4]							$80,041,878
Allowance for Doubtful Receivables							$(1,755,756)
Accounts Receivable	$16,385,799	$2,837,544	$2,073,216	$3,583,449	$2,093,734	$2,909,362	$132,036,084
Percentage of Trade-Invoiced [5]	55%	9%	7%	12%	7%	10%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period April 1, 2014 through April 30, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

April 1, 2014 through April 30, 2014

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of April 30, 20141

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of April 30, 2014
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	287,958,425.86
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	1,418,410.58
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,699,602.51)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	8,463,933.29
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	13,391,251.07
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	111,843,176.73
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	24,659,311.45
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX0596	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	17,558,717.06
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(3,664.60)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	14,808.95
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	687,498.33
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	64,617.43
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,055,816.39
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	42,009,613.43
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,725,808.02
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	6,159,603.24
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	23,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.60
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.65

				TOTAL	$619,704,816.61

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

April 1, 2014 through April 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

April 1, 2014 through April 30, 2014

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$45	$0	$(31)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	0	(31)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(50)	(49)	(116)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	3	13
General and administrative	613	11,166	348	29,454
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	613	11,116	301	29,401
Income/(loss) from Vessel Operations	(613)	(11,072)	(301)	(29,431)
Equity in Income/(loss) of Affiliated Companies	-	416	552	9,141
Operating Income/(loss)	(613)	(10,656)	250	(20,290)
Other Income/(expense)	538	9,173	(2,099)	(31,163)
Income/(loss) before Interest Expense and Income Taxes	(74)	(1,483)	(1,849)	(51,453)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(74)	(1,483)	(1,849)	(51,453)
Reorganization Items, net	8,373	114,051	-	8
Income/(loss) before Income Taxes	(8,447)	(115,534)	(1,849)	(51,461)
Income Tax (Benefit)/Provision	1,650	(19,893)	6	153
Net Income/(Loss)	$(10,097)	$(95,641)	$(1,855)	$(51,614)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,415
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,651	15,544
	-	-	1,651	18,959
Operating Expenses:
Voyage expenses	-	-	1,302	10,641
Vessel expenses	36	455	198	4,715
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	254	4,593
General and administrative	23	217	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	59	668	1,754	19,950
Income/(loss) from Vessel Operations	(59)	(668)	(103)	(990)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(59)	(668)	(103)	(990)
Other Income/(expense)	(211)	(3,336)	(1)	(13)
Income/(loss) before Interest Expense and Income Taxes	(270)	(4,004)	(104)	(1,004)
Interest Expense	-	0	-	(17)
Income/(loss) before Reorganization Items and Income Taxes	(270)	(4,004)	(104)	(1,020)
Reorganization Items, net	-	-	-	281
Income/(loss) before Income Taxes	(270)	(4,004)	(104)	(1,301)
Income Tax (Benefit)/Provision	-	1,026	-	-
Net Income/(Loss)	$(270)	$(5,030)	$(104)	$(1,301)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$261	$6,815
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	261	6,819
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	5	104	169	3,551
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	82	2,126
General and administrative	12	326	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	17	429	251	24,421
Income/(loss) from Vessel Operations	(17)	(429)	10	(17,602)
Equity in Income/(loss) of Affiliated Companies	2,336	43,224	-	-
Operating Income/(loss)	2,319	42,794	10	(17,602)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,319	42,794	10	(17,602)
Interest Expense	-	-	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,319	42,794	10	(17,610)
Reorganization Items, net	-	-	-	112
Income/(loss) before Income Taxes	2,319	42,794	10	(17,722)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,319	$42,794	$10	$(17,722)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$260	$6,960	$10	$(128)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	260	6,963	10	1,162
Operating Expenses:
Voyage expenses	-	(30)	0	256
Vessel expenses	179	3,922	0	422
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	84	1,790	-	133
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	263	24,038	0	2,391
Income/(loss) from Vessel Operations	(3)	(17,075)	9	(1,229)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(17,075)	9	(1,229)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(17,075)	9	(1,229)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(17,083)	9	(1,229)
Reorganization Items, net	-	112	-	15,492
Income/(loss) before Income Taxes	(3)	(17,195)	9	(16,721)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3)	$(17,195)	$9	$(16,721)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$(2)	$-	$7,744
Time and bareboat charter revenues	-	-	424	1,483
Voyage charter revenues	-	-	-	13
	(0)	(2)	424	9,241
Operating Expenses:
Voyage expenses	-	-	8	(232)
Vessel expenses	-	-	160	3,497
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	246	5,165
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	414	8,430
Income/(loss) from Vessel Operations	(0)	(133)	10	810
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(133)	10	810
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(133)	10	810
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(133)	10	810
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(133)	10	810
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(133)	$10	$810

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	2,404	-	-
Voyage charter revenues	653	10,357	-	-
	653	12,762	-	-
Operating Expenses:
Voyage expenses	869	5,515	-	(4)
Vessel expenses	274	3,941	-	12
Charter hire expenses	-	-	-	-
Depreciation and amortization	77	1,529	-	-
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	1,220	26,720	-	8
Income/(loss) from Vessel Operations	(568)	(13,958)	-	(8)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(568)	(13,958)	-	(8)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(568)	(13,958)	-	(8)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(568)	(13,958)	-	(8)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(568)	(13,958)	-	(8)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(568)	$(13,958)	$-	$(8)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Andromar Limited		Antigmar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$261	$6,859	$260	$7,283
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(5)	-	51
	261	6,854	260	7,334
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	(18)	3,548	198	3,444
Charter hire expenses	-	-	-	-
Depreciation and amortization	99	1,865	85	1,655
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	81	24,620	283	24,078
Income/(loss) from Vessel Operations	180	(17,767)	(23)	(16,744)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	180	(17,767)	(23)	(16,744)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	180	(17,767)	(23)	(16,744)
Interest Expense	-	(8)	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	180	(17,775)	(23)	(16,752)
Reorganization Items, net	-	112	-	112
Income/(loss) before Income Taxes	180	(17,886)	(23)	(16,864)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$180	$(17,886)	$(23)	$(16,864)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$0	$(7)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	0	(7)	-	4,599
Operating Expenses:
Voyage expenses	-	-	-	2,695
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	-	4,628
Income/(loss) from Vessel Operations	0	193	-	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	193	-	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	193	-	(28)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	193	-	(28)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	0	193	-	(2,372)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$193	$-	$(2,372)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$261	$7,187	$(0)	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	261	7,187	(0)	(3)
Operating Expenses:
Voyage expenses	-	26	-	-
Vessel expenses	192	3,227	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	102	1,949	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	293	24,285	-	57
Income/(loss) from Vessel Operations	(33)	(17,098)	(0)	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(33)	(17,098)	(0)	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(33)	(17,098)	(0)	(60)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(33)	(17,106)	(0)	(60)
Reorganization Items, net	-	112	-	-
Income/(loss) before Income Taxes	(33)	(17,217)	(0)	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(33)	$(17,217)	$(0)	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	664	17,202	542	17,699
	664	17,202	542	17,699
Operating Expenses:
Voyage expenses	414	9,939	337	8,937
Vessel expenses	174	3,229	220	2,835
Charter hire expenses	-	-	-	-
Depreciation and amortization	96	1,846	132	2,342
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	683	33,975	689	14,115
Income/(loss) from Vessel Operations	(19)	(16,774)	(147)	3,585
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(19)	(16,774)	(147)	3,585
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(19)	(16,774)	(147)	3,585
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(19)	(16,774)	(147)	3,585
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(19)	(16,774)	(147)	3,585
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(19)	$(16,774)	$(147)	$3,585

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,459
Time and bareboat charter revenues	-	-	-	2,808
Voyage charter revenues	-	3,975	1,378	5,549
	-	3,975	1,378	11,815
Operating Expenses:
Voyage expenses	-	2,058	834	3,855
Vessel expenses	-	9	290	6,342
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	237	4,155
General and administrative	-	-	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,050	1,361	14,352
Income/(loss) from Vessel Operations	-	(75)	17	(2,536)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(75)	17	(2,536)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(75)	17	(2,536)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(75)	17	(2,536)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	-	(4,451)	17	(2,536)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(4,451)	$17	$(2,536)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,472	15,203
	(0)	(3)	1,472	15,203
Operating Expenses:
Voyage expenses	-	-	981	9,455
Vessel expenses	-	-	220	2,024
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	217	2,095
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,418	13,574
Income/(loss) from Vessel Operations	(0)	78	54	1,629
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	78	54	1,629
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	78	54	1,629
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	78	54	1,629
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	78	54	1,629
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$78	$54	$1,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$0	$(13)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	0	1,695	-	22
Operating Expenses:
Voyage expenses	-	-	0	(68)
Vessel expenses	0	584	-	63
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	0	2,324	0	(25)
Income/(loss) from Vessel Operations	(0)	(629)	(0)	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(629)	(0)	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(629)	(0)	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(629)	(0)	47
Reorganization Items, net	-	31,960	-	-
Income/(loss) before Income Taxes	(0)	(32,589)	(0)	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(32,589)	$(0)	$47

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	398	6,191	398	6,375
Voyage charter revenues	-	11	-	14
	398	6,202	398	6,389
Operating Expenses:
Voyage expenses	10	169	10	168
Vessel expenses	255	3,739	183	3,700
Charter hire expenses	-	-	-	-
Depreciation and amortization	151	3,286	155	3,457
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	415	24,366	348	25,329
Income/(loss) from Vessel Operations	(18)	(18,164)	49	(18,940)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(18)	(18,164)	49	(18,940)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(18)	(18,164)	49	(18,940)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(18)	(18,164)	49	(18,940)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(18)	(18,164)	49	(18,940)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(18)	$(18,164)	$49	$(18,940)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$(5)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	799	16,206	65	4,818
	799	16,201	65	4,818
Operating Expenses:
Voyage expenses	367	8,359	(0)	2,105
Vessel expenses	167	5,340	0	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,245	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	584	32,329	(0)	4,264
Income/(loss) from Vessel Operations	215	(16,129)	65	553
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	215	(16,129)	65	553
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	215	(16,129)	65	553
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	215	(16,129)	65	553
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	215	(16,129)	65	(3,549)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$215	$(16,129)	$65	$(3,549)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$(35)	$275	$7,511
Time and bareboat charter revenues	431	6,900	-	-
Voyage charter revenues	-	10	-	-
	431	6,875	275	7,511
Operating Expenses:
Voyage expenses	11	(206)	-	21
Vessel expenses	211	3,242	4	84
Charter hire expenses	-	-	401	7,276
Depreciation and amortization	247	5,091	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	468	8,127	405	7,381
Income/(loss) from Vessel Operations	(38)	(1,252)	(130)	130
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(38)	(1,252)	(130)	130
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(38)	(1,252)	(130)	130
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(38)	(1,252)	(130)	130
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(38)	(1,252)	(130)	(1,812)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(38)	$(1,252)	$(130)	$(1,812)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	0	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$0	$(75)	$(0)	$(5)
Time and bareboat charter revenues	-	6,163	-	-
Voyage charter revenues	509	1,982	-	-
	509	8,070	(0)	(5)
Operating Expenses:
Voyage expenses	239	2,000	-	-
Vessel expenses	438	4,682	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	156	3,257	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	833	34,298	-	-
Income/(loss) from Vessel Operations	(324)	(26,228)	(0)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(324)	(26,228)	(0)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(324)	(26,228)	(0)	(5)
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(324)	(26,262)	(0)	(5)
Reorganization Items, net	16	407	-	(12)
Income/(loss) before Income Taxes	(339)	(26,668)	(0)	7
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(339)	$(26,668)	$(0)	$7

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$586	$(1)	$212
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	586	(1)	212
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	0	(4)
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	0	984
Income/(loss) from Vessel Operations	-	(1,133)	(1)	(771)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,133)	(1)	(771)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,133)	(1)	(771)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,133)	(1)	(771)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	-	(1,014)	(1)	(759)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,014)	$(1)	$(759)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$43	$(0)	$(6)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	43	(0)	(6)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(6)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(6)	-	(0)
Income/(loss) from Vessel Operations	-	48	(0)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	48	(0)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	48	(0)	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	48	(0)	(5)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	-	(96)	(0)	(5)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(96)	$(0)	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$0	$(90)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	0	(90)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	0	-	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	13
Income/(loss) from Vessel Operations	-	(22)	0	(103)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(22)	0	(103)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(22)	0	(103)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(22)	0	(103)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	-	(280)	0	(120)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(280)	$0	$(120)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$11	$349	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	11	335	-	-
Operating Expenses:
Voyage expenses	-	18	-	-
Vessel expenses	-	357	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,501	-	-
Income/(loss) from Vessel Operations	11	(1,166)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	11	(1,166)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	11	(1,166)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	11	(1,166)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	11	(35,608)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$11	$(35,608)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,175	14,504	969	12,223
	1,175	16,516	969	14,170
Operating Expenses:
Voyage expenses	768	9,140	647	7,870
Vessel expenses	260	4,095	255	3,857
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	2,401	125	3,187
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,164	15,636	1,027	39,820
Income/(loss) from Vessel Operations	11	880	(58)	(25,650)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	11	880	(58)	(25,650)
Other Income/(expense)	-	-	(2)	(21)
Income/(loss) before Interest Expense and Income Taxes	11	880	(60)	(25,672)
Interest Expense	-	-	-	(29)
Income/(loss) before Reorganization Items and Income Taxes	11	880	(60)	(25,700)
Reorganization Items, net	-	-	16	406
Income/(loss) before Income Taxes	11	880	(76)	(26,106)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$11	$880	$(76)	$(26,106)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	(9)	(9)
Voyage charter revenues	-	-	39	-
	-	3,888	29	(9)
Operating Expenses:
Voyage expenses	-	56	-	-
Vessel expenses	-	46	0	0
Charter hire expenses	-	2,976	(8)	(8)
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3,078	(8)	(8)
Income/(loss) from Vessel Operations	-	810	38	(1)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	810	38	(1)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	810	38	(1)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	810	38	(1)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	810	38	(1)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$810	$38	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$527	$8,126	$(0)	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	16	15,668
	527	8,138	16	15,664
Operating Expenses:
Voyage expenses	64	749	(5)	9,390
Vessel expenses	318	5,717	43	3,802
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	3,075	-	1,510
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	3	14,211
Total Operating Expenses	543	26,444	42	28,913
Income/(loss) from Vessel Operations	(16)	(18,306)	(25)	(13,250)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(18,306)	(25)	(13,250)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(18,306)	(25)	(13,250)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(18,306)	(25)	(13,250)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(16)	(18,306)	(25)	(13,250)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(16)	$(18,306)	$(25)	$(13,250)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Front President Inc.		Goldmar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$363	$12,884	$509	$9,660
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	363	12,884	509	9,662
Operating Expenses:
Voyage expenses	23	505	-	10
Vessel expenses	203	4,358	329	3,807
Charter hire expenses	-	-	-	-
Depreciation and amortization	356	6,312	157	3,455
General and administrative	0	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	581	11,176	485	24,026
Income/(loss) from Vessel Operations	(218)	1,708	24	(14,364)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(218)	1,708	24	(14,364)
Other Income/(expense)	(2)	(31)	-	-
Income/(loss) before Interest Expense and Income Taxes	(221)	1,677	24	(14,364)
Interest Expense	-	(53)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(221)	1,623	24	(14,364)
Reorganization Items, net	40	648	-	-
Income/(loss) before Income Taxes	(261)	976	24	(14,364)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(261)	$976	$24	$(14,364)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$900	$-	$1,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	900	-	1,555
Operating Expenses:
Voyage expenses	0	25	-	6
Vessel expenses	(0)	881	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	113	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	4	2,807	-	1,626
Income/(loss) from Vessel Operations	(5)	(1,907)	-	(71)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(1,907)	-	(71)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(1,907)	-	(71)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(1,907)	-	(71)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	(5)	(23,754)	-	(953)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5)	$(23,754)	$-	$(953)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	International Seaways, Inc.		Jademar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$14,653	$495	$9,943
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	6,938	92,649	-	11
	6,938	107,302	495	9,954
Operating Expenses:
Voyage expenses	4,685	58,618	-	25
Vessel expenses	257	5,092	263	3,368
Charter hire expenses	1,731	38,455	-	-
Depreciation and amortization	89	626	154	3,510
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	6,762	102,792	417	24,633
Income/(loss) from Vessel Operations	176	4,510	78	(14,679)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	176	4,510	78	(14,679)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	176	4,512	78	(14,679)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	176	4,512	78	(14,679)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	176	4,512	78	(14,679)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$176	$4,512	$78	$(14,679)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	-	(9)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	-	(107)	-	-
Income/(loss) from Vessel Operations	-	46	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	46	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	46	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	46	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	46	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$46	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	498	15,640	850	16,274
	498	15,640	850	16,274
Operating Expenses:
Voyage expenses	327	8,941	469	8,542
Vessel expenses	188	3,227	146	3,031
Charter hire expenses	188	4,054	-	-
Depreciation and amortization	28	531	118	2,065
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	731	16,752	733	13,639
Income/(loss) from Vessel Operations	(233)	(1,112)	117	2,635
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(233)	(1,112)	117	2,635
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(233)	(1,112)	117	2,643
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(233)	(1,112)	117	2,643
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(233)	(15,242)	117	2,643
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(233)	$(15,242)	$117	$2,643

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$549	$7,546
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,696	-	3,411
	-	4,696	549	10,957
Operating Expenses:
Voyage expenses	-	2,836	-	1,372
Vessel expenses	-	18	234	3,184
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	143	3,031
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	-	5,067	377	26,609
Income/(loss) from Vessel Operations	-	(371)	172	(15,652)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(371)	172	(15,652)
Other Income/(expense)	-	-	(0)	(4)
Income/(loss) before Interest Expense and Income Taxes	-	(371)	172	(15,656)
Interest Expense	-	-	-	(9)
Income/(loss) before Reorganization Items and Income Taxes	-	(371)	172	(15,665)
Reorganization Items, net	-	2,416	-	278
Income/(loss) before Income Taxes	-	(2,787)	172	(15,944)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(2,787)	$172	$(15,944)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	414	14,944
	-	2,012	414	14,944
Operating Expenses:
Voyage expenses	0	834	347	8,688
Vessel expenses	(30)	354	229	3,875
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	91	1,883
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(30)	2,401	666	31,388
Income/(loss) from Vessel Operations	30	(389)	(252)	(16,444)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	30	(389)	(252)	(16,444)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	30	(389)	(252)	(16,444)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	30	(389)	(252)	(16,444)
Reorganization Items, net	-	7,625	-	-
Income/(loss) before Income Taxes	30	(8,014)	(252)	(16,444)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$30	$(8,014)	$(252)	$(16,444)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$404	$8,000
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	404	8,000
Operating Expenses:
Voyage expenses	-	(27)	33	886
Vessel expenses	1	170	305	6,558
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	3,414
General and administrative	0	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	1	144	514	31,090
Income/(loss) from Vessel Operations	(1)	(144)	(110)	(23,089)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(144)	(110)	(23,089)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(144)	(110)	(23,089)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(144)	(110)	(23,089)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	(144)	(110)	(23,089)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(144)	$(110)	$(23,089)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$256	$10,770	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	256	10,773	-	-
Operating Expenses:
Voyage expenses	15	383	-	-
Vessel expenses	198	3,968	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	283	7,182	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	496	72,586	-	(3)
Income/(loss) from Vessel Operations	(239)	(61,813)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(239)	(61,813)	-	3
Other Income/(expense)	(3)	(43)	-	-
Income/(loss) before Interest Expense and Income Taxes	(242)	(61,856)	-	3
Interest Expense	-	(67)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(242)	(61,923)	-	3
Reorganization Items, net	16	1,367	-	-
Income/(loss) before Income Taxes	(258)	(63,290)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(258)	$(63,290)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	165	1,593	-	-
Voyage charter revenues	-	5,816	-	-
	165	7,409	-	-
Operating Expenses:
Voyage expenses	6	3,652	-	-
Vessel expenses	6	1,877	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	44	1,292	-	-
General and administrative	-	5	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	56	22,882	-	-
Income/(loss) from Vessel Operations	109	(15,474)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	109	(15,474)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	109	(15,474)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	109	(15,474)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	109	(15,474)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$109	$(15,474)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	672	17,024	-	-
	672	17,024	-	-
Operating Expenses:
Voyage expenses	570	8,494	-	-
Vessel expenses	158	2,901	13	13
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	2,402	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	863	13,798	13	13
Income/(loss) from Vessel Operations	(191)	3,226	(13)	(13)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(191)	3,226	(13)	(13)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(191)	3,226	(13)	(13)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(191)	3,226	(13)	(13)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(191)	3,226	(13)	(13)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(191)	$3,226	$(13)	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,625	26,781	-	894
	1,625	26,781	-	894
Operating Expenses:
Voyage expenses	630	10,503	0	455
Vessel expenses	231	5,635	-	452
Charter hire expenses	-	-	-	609
Depreciation and amortization	168	2,967	-	172
General and administrative	16	282	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,044	19,407	0	1,689
Income/(loss) from Vessel Operations	580	7,375	(0)	(795)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	580	7,375	(0)	(795)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	580	7,375	(0)	(795)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	580	7,375	(0)	(795)
Reorganization Items, net	-	-	-	5,852
Income/(loss) before Income Taxes	580	7,375	(0)	(6,647)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$580	$7,375	$(0)	$(6,647)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$1,222	$12,009	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,222	12,009	-	-
Operating Expenses:
Voyage expenses	-	602	-	-
Vessel expenses	165	3,890	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	270	7,125	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	435	74,491	-	-
Income/(loss) from Vessel Operations	787	(62,482)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	787	(62,482)	-	-
Other Income/(expense)	(2)	(29)	-	-
Income/(loss) before Interest Expense and Income Taxes	784	(62,510)	-	-
Interest Expense	-	(65)	-	-
Income/(loss) before Reorganization Items and Income Taxes	784	(62,576)	-	-
Reorganization Items, net	16	1,353	-	-
Income/(loss) before Income Taxes	769	(63,929)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$769	$(63,929)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	868	13,355
Voyage charter revenues	-	-	-	35
	-	796	868	13,390
Operating Expenses:
Voyage expenses	-	310	12	203
Vessel expenses	83	2,572	22	744
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	2,890	171	3,641
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	232	37,124	205	4,587
Income/(loss) from Vessel Operations	(232)	(36,328)	663	8,803
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(232)	(36,328)	663	8,803
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(232)	(36,328)	663	8,803
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(232)	(36,328)	663	8,803
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(232)	(36,328)	663	8,803
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(232)	$(36,328)	$663	$8,803

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG 209 LLC		OSG 214 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	927	14,636	900	14,303
Voyage charter revenues	4	160	24	1,012
	931	14,796	924	15,315
Operating Expenses:
Voyage expenses	16	298	34	1,221
Vessel expenses	35	694	63	903
Charter hire expenses	-	-	-	-
Depreciation and amortization	183	3,220	229	4,051
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	233	4,213	325	6,176
Income/(loss) from Vessel Operations	698	10,584	599	9,139
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	698	10,584	599	9,139
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	698	10,584	599	9,139
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	698	10,584	599	9,139
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	698	10,584	599	9,139
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$698	$10,584	$599	$9,139

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG 215 Corporation		OSG 242 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,350	23,084
Voyage charter revenues	-	-	-	979
	-	-	1,350	24,063
Operating Expenses:
Voyage expenses	-	-	19	675
Vessel expenses	-	-	45	730
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	161	3,573
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	225	4,978
Income/(loss) from Vessel Operations	-	-	1,125	19,085
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,125	19,085
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,125	19,085
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,125	19,085
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,125	19,085
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,125	$19,085

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG 243 LLC		OSG 244 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,337	18,064	943	14,748
Voyage charter revenues	23	5,900	28	312
	1,360	23,964	970	15,060
Operating Expenses:
Voyage expenses	20	2,461	11	204
Vessel expenses	24	843	22	609
Charter hire expenses	-	-	-	-
Depreciation and amortization	241	4,206	239	4,513
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	285	7,510	272	5,327
Income/(loss) from Vessel Operations	1,075	16,455	698	9,733
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,075	16,455	698	9,733
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,075	16,455	698	9,733
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,075	16,455	698	9,733
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,075	16,455	698	9,733
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,075	$16,455	$698	$9,733

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG 252 LLC		OSG 254 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,020	15,146	1,020	8,707
Voyage charter revenues	11	4,633	-	8,419
	1,031	19,779	1,020	17,126
Operating Expenses:
Voyage expenses	13	1,446	13	253
Vessel expenses	72	854	45	890
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	3,922	264	4,746
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	240	6,221	322	5,889
Income/(loss) from Vessel Operations	791	13,558	698	11,236
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	791	13,558	698	11,236
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	791	13,558	698	11,236
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	791	13,558	698	11,236
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	791	13,558	698	11,236
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$791	$13,558	$698	$11,236

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG 300 LLC		OSG 400 LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(226)
Income/(loss) from Vessel Operations	-	-	-	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG America L.P.		OSG America LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	100	-	-
	-	100	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	3	2	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	6,734	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	386	6,736	-	-
Income/(loss) from Vessel Operations	(386)	(6,636)	-	-
Equity in Income/(loss) of Affiliated Companies	-	6,489	-	-
Operating Income/(loss)	(386)	(147)	-	-
Other Income/(expense)	35	354	-	-
Income/(loss) before Interest Expense and Income Taxes	(352)	207	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(352)	207	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(352)	207	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(352)	$206	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	256	4,023
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	35	1,219
General and administrative	-	-	7	119
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	298	5,361
Income/(loss) from Vessel Operations	-	-	(298)	(5,361)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(298)	(5,361)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(298)	(5,361)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(298)	(5,361)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(298)	(5,361)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(298)	$(5,361)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	263	4,078
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	81	1,382
General and administrative	-	-	7	123
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	351	5,583
Income/(loss) from Vessel Operations	-	(3)	(351)	(5,583)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(351)	(5,583)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(351)	(5,583)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(351)	(5,583)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(351)	(5,583)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(351)	$(5,583)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,562	79,882	-	-
	5,562	79,882	-	-
Operating Expenses:
Voyage expenses	883	13,572	-	-
Vessel expenses	980	18,072	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,104	19,459	-	-
General and administrative	24	401	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	2,991	51,504	-	(956)
Income/(loss) from Vessel Operations	2,572	28,378	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,572	28,378	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,572	28,378	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,572	28,378	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2,572	28,378	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,572	$28,378	$-	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	2	2
Vessel expenses	-	-	220	3,815
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	1,465
General and administrative	-	-	7	116
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	312	5,398
Income/(loss) from Vessel Operations	-	(72)	(312)	(5,398)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(312)	(5,398)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(312)	(5,398)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(312)	(5,398)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(312)	(5,398)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(312)	$(5,398)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	(1)	(1)	-	-
Vessel expenses	276	4,183	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	109	1,922	-	-
General and administrative	7	116	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	392	6,221	-	-
Income/(loss) from Vessel Operations	(392)	(6,221)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(392)	(6,221)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(392)	(6,221)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(392)	(6,221)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(392)	(6,221)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(392)	$(6,221)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Freedom LLC		OSG Honour LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	17	241	4,049
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	59	1,045
General and administrative	-	-	7	122
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	-	1,016	307	5,216
Income/(loss) from Vessel Operations	-	(1,016)	(307)	(5,216)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,016)	(307)	(5,216)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,016)	(307)	(5,216)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,016)	(307)	(5,216)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,016)	(307)	(5,216)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,016)	$(307)	$(5,216)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	245	3,948	231	4,119
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	1,206	78	1,510
General and administrative	7	117	7	122
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	323	5,279	316	5,751
Income/(loss) from Vessel Operations	(323)	(5,279)	(316)	(5,751)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(323)	(5,279)	(316)	(5,751)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(323)	(5,279)	(316)	(5,751)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(323)	(5,279)	(316)	(5,751)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(323)	(5,279)	(316)	(5,751)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(323)	$(5,279)	$(316)	$(5,751)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	4,409	115,014
	-	-	4,409	115,014
Operating Expenses:
Voyage expenses	-	-	3,134	68,419
Vessel expenses	-	(9)	1	154
Charter hire expenses	-	-	1,230	39,503
Depreciation and amortization	-	-	59	2,132
General and administrative	-	-	321	4,321
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	4,745	129,726
Income/(loss) from Vessel Operations	-	9	(336)	(14,712)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	(336)	(14,712)
Other Income/(expense)	-	-	1	17
Income/(loss) before Interest Expense and Income Taxes	-	9	(334)	(14,694)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	(334)	(14,694)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	(334)	(14,634)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$(334)	$(14,634)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	100
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	6	100
Income/(loss) from Vessel Operations	-	(72)	(6)	(100)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(6)	(100)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(6)	(100)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(6)	(100)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(6)	(100)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(6)	$(100)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$316	$9,301
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	316	13,334
Operating Expenses:
Voyage expenses	-	-	-	2,318
Vessel expenses	250	3,967	4	137
Charter hire expenses	-	-	466	12,878
Depreciation and amortization	30	1,123	-	-
General and administrative	7	121	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	287	5,212	470	15,332
Income/(loss) from Vessel Operations	(287)	(5,212)	(153)	(1,998)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(287)	(5,212)	(153)	(1,998)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(287)	(5,212)	(153)	(1,998)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(287)	(5,212)	(153)	(1,998)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(287)	(5,212)	(153)	(2,304)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(287)	$(5,212)	$(153)	$(2,304)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	41
Total Operating Expenses	-	-	-	41
Income/(loss) from Vessel Operations	-	-	-	(41)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(41)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(41)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(41)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(41)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(41)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	155	3,863
General and administrative	-	-	4,120	50,931
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,276	54,794
Income/(loss) from Vessel Operations	-	0	(4,276)	(54,794)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,276)	(54,794)
Other Income/(expense)	-	-	9	36
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,267)	(54,758)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,267)	(54,758)
Reorganization Items, net	-	-	193	2,278
Income/(loss) before Income Taxes	-	0	(4,460)	(57,035)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,460)	$(57,038)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	32,715	1,733	27,185
Voyage charter revenues	3	30	-	60
	1,953	32,745	1,733	27,245
Operating Expenses:
Voyage expenses	27	440	22	409
Vessel expenses	555	9,757	507	10,137
Charter hire expenses	760	13,672	748	13,439
Depreciation and amortization	32	313	50	848
General and administrative	17	293	16	298
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,391	24,475	1,343	25,131
Income/(loss) from Vessel Operations	562	8,270	390	2,114
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	562	8,270	390	2,114
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	562	8,270	390	2,114
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	562	8,270	390	2,114
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	562	8,270	390	2,114
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$562	$8,248	$390	$2,108

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,493	25,099	-	-
Voyage charter revenues	-	-	-	-
	1,493	25,099	-	-
Operating Expenses:
Voyage expenses	6	105	-	-
Vessel expenses	544	9,725	-	(3)
Charter hire expenses	711	12,832	-	-
Depreciation and amortization	62	1,087	-	-
General and administrative	17	296	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,340	24,045	-	(3)
Income/(loss) from Vessel Operations	152	1,054	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	152	1,054	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	152	1,054	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	152	1,054	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	152	1,054	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$152	$1,054	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,410	24,934	1,410	24,854
Voyage charter revenues	-	-	-	7
	1,410	24,934	1,410	24,861
Operating Expenses:
Voyage expenses	12	211	12	214
Vessel expenses	507	9,663	574	9,995
Charter hire expenses	712	12,791	715	12,849
Depreciation and amortization	45	773	42	726
General and administrative	16	292	17	295
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,291	23,730	1,360	24,080
Income/(loss) from Vessel Operations	119	1,203	50	781
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	119	1,203	50	781
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	119	1,203	50	781
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	119	1,203	50	781
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	119	1,203	50	781
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$119	$1,203	$50	$780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,733	29,165	-	-
Voyage charter revenues	-	61	-	-
	1,733	29,226	-	-
Operating Expenses:
Voyage expenses	22	437	-	-
Vessel expenses	617	10,352	-	5
Charter hire expenses	760	13,510	-	-
Depreciation and amortization	40	551	-	-
General and administrative	17	299	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,456	25,149	-	5
Income/(loss) from Vessel Operations	277	4,077	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	277	4,077	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	277	4,077	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	277	4,077	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	277	4,077	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$277	$4,070	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	23,948	1,125	26,117
Voyage charter revenues	-	-	-	66
	1,403	23,948	1,125	26,183
Operating Expenses:
Voyage expenses	6	100	16	408
Vessel expenses	522	9,632	730	10,696
Charter hire expenses	719	12,922	749	13,462
Depreciation and amortization	37	678	42	1,076
General and administrative	17	295	17	300
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,300	23,627	1,554	25,942
Income/(loss) from Vessel Operations	103	321	(429)	241
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	103	321	(429)	241
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	103	321	(429)	241
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	103	321	(429)	241
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	103	321	(429)	241
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$103	$321	$(429)	$234

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,359	75,395
Voyage charter revenues	-	-	-	47
	-	-	4,359	75,443
Operating Expenses:
Voyage expenses	-	-	41	604
Vessel expenses	-	3	1,090	19,829
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	898	15,787
General and administrative	-	-	33	597
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,062	36,817
Income/(loss) from Vessel Operations	-	(3)	2,297	38,626
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,297	38,626
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,297	38,626
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,297	38,626
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,297	38,626
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,297	$38,626

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	32,832	1,950	32,768
Voyage charter revenues	10	71	-	24
	1,960	32,903	1,950	32,793
Operating Expenses:
Voyage expenses	34	482	24	455
Vessel expenses	556	9,888	512	10,111
Charter hire expenses	786	13,975	723	12,866
Depreciation and amortization	2	38	39	585
General and administrative	17	297	17	296
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,394	24,680	1,316	24,313
Income/(loss) from Vessel Operations	565	8,222	634	8,480
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	565	8,222	634	8,480
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	565	8,222	634	8,480
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	565	8,222	634	8,480
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	565	8,222	634	8,480
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$565	$8,210	$634	$8,480

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Pearlmar Limited		Petromar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$505	$9,979	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	19	802	13,764
	505	9,997	802	13,764
Operating Expenses:
Voyage expenses	-	16	381	7,939
Vessel expenses	226	4,011	215	3,801
Charter hire expenses	-	-	-	-
Depreciation and amortization	159	3,579	77	1,499
General and administrative	-	0	(38)	1,131
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	385	24,953	634	29,145
Income/(loss) from Vessel Operations	121	(14,956)	167	(15,381)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	121	(14,956)	167	(15,381)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	121	(14,956)	167	(15,381)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	121	(14,956)	167	(15,381)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	121	(14,956)	167	(15,381)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$121	$(14,956)	$167	$(15,381)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	-	3,822
	-	3,940	-	3,822
Operating Expenses:
Voyage expenses	-	2,381	-	2,370
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,758	-	4,382
Income/(loss) from Vessel Operations	-	(818)	-	(559)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(818)	-	(559)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(818)	-	(559)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(818)	-	(559)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	-	(6,634)	-	(6,129)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(6,634)	$-	$(6,129)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$6,123
Time and bareboat charter revenues	-	-	132	1,557
Voyage charter revenues	-	9	-	19
	-	9	132	7,698
Operating Expenses:
Voyage expenses	0	3	2	(470)
Vessel expenses	-	70	233	4,489
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	123	3,170
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	0	73	358	23,101
Income/(loss) from Vessel Operations	(0)	(65)	(226)	(15,403)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(65)	(226)	(15,403)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(65)	(226)	(15,403)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(65)	(226)	(15,403)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(65)	(226)	(15,403)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(65)	$(226)	$(15,403)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	570	14,368	-	982
	570	14,823	-	982
Operating Expenses:
Voyage expenses	404	8,138	1	494
Vessel expenses	4	110	(0)	310
Charter hire expenses	402	7,295	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	810	15,543	1	1,511
Income/(loss) from Vessel Operations	(240)	(720)	(1)	(529)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(240)	(720)	(1)	(529)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(240)	(720)	(1)	(529)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(240)	(720)	(1)	(529)
Reorganization Items, net	-	2,159	-	8,825
Income/(loss) before Income Taxes	(240)	(2,879)	(1)	(9,354)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(240)	$(2,879)	$(1)	$(9,354)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$661	$10,225	$-	$-
Time and bareboat charter revenues	-	-	398	6,218
Voyage charter revenues	-	(1)	-	15
	661	10,224	398	6,232
Operating Expenses:
Voyage expenses	0	328	10	171
Vessel expenses	221	5,251	206	4,518
Charter hire expenses	-	-	-	-
Depreciation and amortization	256	4,201	152	3,501
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	477	9,781	368	26,216
Income/(loss) from Vessel Operations	184	444	30	(19,984)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	184	444	30	(19,984)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	184	444	30	(19,984)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	184	444	30	(19,984)
Reorganization Items, net	-	45	-	-
Income/(loss) before Income Taxes	184	398	30	(19,984)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$184	$398	$30	$(19,984)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Rubymar Limited		Sakura Transport Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$612	$9,511
Time and bareboat charter revenues	189	4,450	-	-
Voyage charter revenues	-	-	-	-
	189	4,450	612	9,511
Operating Expenses:
Voyage expenses	0	(10)	45	469
Vessel expenses	(11)	63	215	6,113
Charter hire expenses	-	-	-	-
Depreciation and amortization	152	3,383	270	4,915
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	141	19,999	531	11,497
Income/(loss) from Vessel Operations	49	(15,550)	81	(1,986)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	49	(15,550)	81	(1,986)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	49	(15,550)	81	(1,986)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	49	(15,550)	81	(1,986)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	49	(15,550)	81	(1,986)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$49	$(15,550)	$81	$(1,986)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	402	6,963	-	-
Voyage charter revenues	-	2	1,663	24,143
	402	6,965	1,663	24,143
Operating Expenses:
Voyage expenses	10	212	588	9,208
Vessel expenses	170	3,053	338	6,134
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	3,017	166	2,946
General and administrative	-	0	17	277
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	320	25,562	1,108	18,565
Income/(loss) from Vessel Operations	82	(18,596)	555	5,578
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	82	(18,596)	555	5,578
Other Income/(expense)	(0)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	82	(18,599)	555	5,578
Interest Expense	-	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	82	(18,609)	555	5,578
Reorganization Items, net	-	278	-	-
Income/(loss) before Income Taxes	82	(18,887)	555	5,578
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$82	$(18,887)	$555	$5,578

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	658	11,873	1,323	14,626
	658	12,398	1,323	16,677
Operating Expenses:
Voyage expenses	388	6,939	882	9,225
Vessel expenses	178	2,608	240	4,195
Charter hire expenses	188	3,132	-	-
Depreciation and amortization	17	290	139	2,462
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	770	12,970	1,262	15,882
Income/(loss) from Vessel Operations	(112)	(571)	62	795
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(112)	(571)	62	795
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(112)	(585)	62	795
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(112)	(585)	62	795
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	(112)	(15,730)	62	795
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(112)	$(15,730)	$62	$795

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$271	$7,156
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,233	14,125	-	-
	1,233	16,129	271	7,156
Operating Expenses:
Voyage expenses	937	8,991	4	20
Vessel expenses	267	4,913	177	3,466
Charter hire expenses	-	-	188	4,054
Depreciation and amortization	318	5,480	32	423
General and administrative	5	79	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,526	19,463	400	7,962
Income/(loss) from Vessel Operations	(294)	(3,334)	(129)	(806)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(294)	(3,334)	(129)	(806)
Other Income/(expense)	-	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(294)	(3,334)	(129)	(819)
Interest Expense	-	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(294)	(3,349)	(129)	(819)
Reorganization Items, net	-	238	-	13,781
Income/(loss) before Income Taxes	(294)	(3,587)	(129)	(14,600)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(294)	$(3,587)	$(129)	$(14,600)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$526	$9,729	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	13	1,320	14,437
	526	9,742	1,320	17,180
Operating Expenses:
Voyage expenses	-	16	1,007	9,269
Vessel expenses	207	3,176	263	4,443
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	3,521	148	2,451
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	366	23,694	1,417	16,164
Income/(loss) from Vessel Operations	160	(13,952)	(98)	1,016
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	160	(13,952)	(98)	1,016
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	160	(13,952)	(98)	1,016
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	160	(13,952)	(98)	1,016
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	160	(13,952)	(98)	1,016
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$160	$(13,952)	$(98)	$1,016

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	450	7,543
Voyage charter revenues	677	17,226	-	-
	677	17,226	450	7,543
Operating Expenses:
Voyage expenses	640	10,559	-	-
Vessel expenses	279	3,244	2	43
Charter hire expenses	-	-	450	7,544
Depreciation and amortization	110	1,926	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,029	15,730	452	7,588
Income/(loss) from Vessel Operations	(352)	1,496	(2)	(45)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(352)	1,496	(2)	(45)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(352)	1,496	(2)	(45)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(352)	1,496	(2)	(45)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(352)	1,496	(2)	(45)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(352)	$1,496	$(2)	$(45)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$1	$10,733	$-	$1,371
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(9)	8,101	-	7
	(8)	18,834	-	1,379
Operating Expenses:
Voyage expenses	-	5,302	0	(329)
Vessel expenses	(8)	132	0	542
Charter hire expenses	-	16,576	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	58	1,352	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	50	23,362	0	1,977
Income/(loss) from Vessel Operations	(58)	(4,528)	(0)	(598)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	(4,528)	(0)	(598)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	(4,528)	(0)	(598)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	(4,528)	(0)	(598)
Reorganization Items, net	-	-	-	36,040
Income/(loss) before Income Taxes	(58)	(4,528)	(0)	(36,638)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(58)	$(4,528)	$(0)	$(36,638)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$676	$12,954
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	676	12,954
Operating Expenses:
Voyage expenses	-	-	22	430
Vessel expenses	-	-	272	4,974
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	262	4,716
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	555	10,120
Income/(loss) from Vessel Operations	-	-	121	2,834
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	121	2,834
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	121	2,834
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	121	2,834
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	121	2,834
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$121	$2,834

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,206
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	-	1,217
Operating Expenses:
Voyage expenses	-	-	0	49
Vessel expenses	-	-	(2)	462
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(2)	2,222
Income/(loss) from Vessel Operations	-	-	2	(1,005)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	2	(1,005)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	2	(1,005)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	2	(1,005)
Reorganization Items, net	-	-	-	37,194
Income/(loss) before Income Taxes	-	-	2	(38,198)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$2	$(38,198)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Troy Product Corporation		Urban Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$273	$7,521
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	273	7,513
Operating Expenses:
Voyage expenses	-	-	-	(27)
Vessel expenses	-	-	30	108
Charter hire expenses	-	-	400	7,392
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	431	7,473
Income/(loss) from Vessel Operations	-	-	(158)	40
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(158)	40
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(158)	40
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(158)	40
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	(158)	(4,043)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(158)	$(4,043)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Vega Tanker Corporation		View Tanker Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$39
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	1,042	5,431
	-	-	1,042	10,157
Operating Expenses:
Voyage expenses	-	-	519	2,964
Vessel expenses	-	80	4	108
Charter hire expenses	-	-	393	6,918
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	52
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	916	10,042
Income/(loss) from Vessel Operations	-	(80)	126	115
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	126	115
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	126	115
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	126	115
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(80)	126	(2,990)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$126	$(2,990)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3,803
	-	-	-	3,803
Operating Expenses:
Voyage expenses	-	-	-	1,981
Vessel expenses	-	-	-	8
Charter hire expenses	-	-	-	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3,820
Income/(loss) from Vessel Operations	-	-	-	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(17)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	-	(4,373)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(4,373)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$9,767	$260,164
Time and bareboat charter revenues	-	-	32,256	551,786
Voyage charter revenues	-	-	40,282	727,138
	-	-	82,305	1,539,088
Operating Expenses:
Voyage expenses	-	-	24,178	390,336
Vessel expenses	-	(0)	21,096	390,553
Charter hire expenses	-	10	13,412	320,506
Depreciation and amortization	-	-	13,124	256,681
General and administrative	-	-	5,773	104,533
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	3	643,111
Total Operating Expenses	-	10	77,586	2,122,013
Income/(loss) from Vessel Operations	-	(10)	4,719	(582,926)
Equity in Income/(loss) of Affiliated Companies	-	-	2,888	59,270
Operating Income/(loss)	-	(10)	7,607	(523,656)
Other Income/(expense)	-	-	(1,738)	(25,253)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	5,869	(548,909)
Interest Expense	-	-	-	(338)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	5,869	(549,247)
Reorganization Items, net	-	-	8,667	406,201
Income/(loss) before Income Taxes	-	(10)	(2,798)	(955,448)
Income Tax (Benefit)/Provision	-	-	1,656	(18,654)
Net Income/(Loss)	$-	$(10)	$(4,454)	$(936,794)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Eliminations		Consolidated Debtors
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$-	$(1,554)	$9,767	$258,610
Time and bareboat charter revenues	-	(9,756)	32,256	542,030
Voyage charter revenues	-	-	40,282	727,138
	-	(11,310)	82,305	1,527,778
Operating Expenses:
Voyage expenses	-	-	24,178	390,336
Vessel expenses	-	-	21,096	390,553
Charter hire expenses	-	(11,310)	13,412	309,196
Depreciation and amortization	-	-	13,124	256,681
General and administrative	-	-	5,773	104,533
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	3	643,111
Total Operating Expenses	-	(11,310)	77,585	2,110,703
Income/(loss) from Vessel Operations	-	-	4,720	(582,926)
Equity in Income/(loss) of Affiliated Companies	-	-	2,888	59,269
Operating Income/(loss)	-	-	7,608	(523,657)
Other Income/(expense)	-	-	(1,738)	(25,253)
Income/(loss) before Interest Expense and Income Taxes	-	-	5,870	(548,910)
Interest Expense	-	-	-	(339)
Income/(loss) before Reorganization Items and Income Taxes	-	-	5,870	(549,249)
Reorganization Items, net	-	-	8,667	406,201
Income/(loss) before Income Taxes	-	-	(2,797)	(955,450)
Income Tax (Benefit)/Provision	-	-	1,656	(18,654)
Net Income/(Loss)	$-	$-	$(4,453)	$(936,796)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Total Non-Debtors		Eliminations
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$170	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	(0)	120	-	-
Operating Expenses:
Voyage expenses	-	(411)	-	-
Vessel expenses	(28)	267	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(112)	(1,110)	-	-
General and administrative	3,711	45,174	-	-
Goodwill and intangible assets impairment charge	-	(79)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	84	-	-
Total Operating Expenses	3,571	44,260	-	-
Income/(loss) from Vessel Operations	(3,571)	(44,140)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3,571)	(44,140)	-	-
Other Income/(expense)	1,800	26,533	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,771)	(17,607)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,771)	(17,607)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,771)	(17,607)	-	-
Income Tax (Benefit)/Provision	24	4,126	-	-
Net Income/(Loss)	$(1,795)	$(21,733)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from April 1 - 30, 2014 and November 14, 2012 - April 30, 2014

	Consolidated Overseas Shipholding Group, Inc.
(000s)	April 1 - 30, 2014	November 14, 2012 - April 30, 2014

Shipping Revenues:

Pool revenues	$9,767	$258,779
Time and bareboat charter revenues	32,256	542,147
Voyage charter revenues	40,282	726,971
	82,305	1,527,897
Operating Expenses:
Voyage expenses	24,178	389,925
Vessel expenses	21,068	390,820
Charter hire expenses	13,412	309,531
Depreciation and amortization	13,012	255,571
General and administrative	9,484	149,707
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	3	643,194
Total Operating Expenses	81,157	2,154,962
Income/(loss) from Vessel Operations	1,148	(627,065)
Equity in Income/(loss) of Affiliated Companies	2,888	59,269
Operating Income/(loss)	4,036	(567,796)
Other Income/(expense)	62	1,280
Income/(loss) before Interest Expense and Income Taxes	4,098	(566,516)
Interest Expense	-	(339)
Income/(loss) before Reorganization Items and Income Taxes	4,098	(566,855)
Reorganization Items, net	8,667	406,201
Income/(loss) before Income Taxes	(4,569)	(973,056)
Income Tax (Benefit)/Provision	1,680	(14,528)
Net Income/(Loss)	$(6,249)	$(958,528)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$154,962	$3,986	$149,894	$46,300	$8,183	$-	$-
Voyage receivables	530	-	(990)	(756)	-	-	2,611	3,230
Other receivables, including income taxes recoverable	5,011	11,681	13,363	748	746	41	27	17
Inventory	-	-	-	-	-	-	-	3,257
Prepaid expenses and other current assets	16,696	6,742	(133)	-	-	-	75	283
Total Current Assets	342,364	173,384	16,227	149,886	47,046	8,223	2,713	6,787
Vessels and other property, less accumulated depreciation	-	-	-	143	-	-	50,585	46,735
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,559
Total Vessels, Deferred Drydock and Other Property	-	-	-	143	-	-	52,797	48,294
Investments in Affiliated Companies	38	453	(2,998)	41,546	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-
Intercompany loans receivable and accrued interest	267,376	276,472	180,732	154,813	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-
Post-petition intercompany receivables from non-debtors	-	509	-	20,295	-	-	-	-
Post-petition Intercompany receivables from debtors	-	27,911	-	48,599	-	49,587	-	2,097
Other Assets	0	9,172	6	27	237	153	21	(91)
Total Assets	$1,767,945	$1,667,027	$4,057,090	$4,289,873	$2,550,477	$2,561,157	$71,867	$73,423

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	279,100	-	305	55	1,350	1,150	309
Total Current Liabilities Not Subject to Compromise	8,019	279,100	-	305	55	1,350	1,150	309

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	80,458	-	53,638	-	503
Post-petition intercompany payables to non-debtors	-	-	-	30,162	-	5	-	4,368
Post-petition intercompany payables to other debtors	-	16,002	-	211,469	-	9,613	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	406,702	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	732,151	701,805	-	322,394	55	64,608	1,150	5,180

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,120
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-
Other liabilities	2,018,557	2,022,640	509	773	2,210	3,635	47,035	45,474
Total Liabilities Subject to Compromise	2,060,968	2,079,387	2,478,631	2,425,373	1,191,215	1,142,448	75,161	73,594

Total Liabilities	2,793,118	2,781,192	2,478,631	2,747,767	1,191,270	1,207,056	76,311	78,774
(Deficit)/Equity:
Total Equity/(Deficit)	(1,025,174)	(1,114,165)	1,578,459	1,542,106	1,359,207	1,354,102	(4,444)	(5,351)
Total Liabilities and (Deficit)/Equity	$1,767,945	$1,667,027	$4,057,090	$4,289,873	$2,550,477	$2,561,157	$71,867	$73,423

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Africa Tanker Corporation		Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,547	1,299	153	1,240	2,957	42
Other receivables, including income taxes recoverable	(1)	(1)	11	57	(24)	5	2,741	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	18	163	21	93	21	95	528	-
Total Current Assets	18	163	1,579	1,449	150	1,340	6,226	42
Vessels and other property, less accumulated depreciation	-	-	34,822	14,784	34,750	15,054	228	-
Deferred drydock expenditures, net	-	-	674	895	401	902	1,800	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,496	15,679	35,151	15,956	2,028	-
Investments in Affiliated Companies	231,376	278,993	300	300	600	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	259,313	259,313	3,930	3,930	7,926	7,926	6,502	6,502
Pre-petition Intercompany receivables from non-debtors	4,350	4,350	0	0	-	-	14	14
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,633	-	1,515	-	4,969
Other Assets	-	-	(13)	(1)	0	(7)	55	-
Total Assets	$495,057	$542,820	$41,292	$23,990	$43,827	$27,029	$14,825	$11,527

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	44	84	708	757	116	90
Total Current Liabilities Not Subject to Compromise	-	-	44	84	708	757	116	90

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	537	-	504	-	-
Post-petition intercompany payables to other debtors	-	385	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	43	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	43	385	44	621	708	1,262	116	90

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17	17	6,818	6,818	7,706	7,706	26,898	26,898
Pre-petition intercompany payables to other debtors	39	39	238	238	222	222	2,722	2,722
Other liabilities	-	-	19,883	19,726	19,883	19,726	-	13,450
Total Liabilities Subject to Compromise	56	56	26,940	26,783	27,811	27,654	29,620	43,070

Total Liabilities	99	441	26,984	27,404	28,519	28,916	29,736	43,160
(Deficit)/Equity:
Total Equity/(Deficit)	494,959	542,379	14,308	(3,414)	15,308	(1,887)	(14,912)	(31,633)
Total Liabilities and (Deficit)/Equity	$495,057	$542,820	$41,292	$23,990	$43,827	$27,029	$14,825	$11,527

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(62)	(64)	2,562	1,925	1,417	1,268	(22)	-
Other receivables, including income taxes recoverable	131	-	6	38	14	71	-	-
Inventory	-	-	38	-	318	29	-	-
Prepaid expenses and other current assets	-	-	388	130	21	106	1,071	-
Total Current Assets	69	(64)	2,995	2,093	1,769	1,474	1,049	-
Vessels and other property, less accumulated depreciation	-	-	51,954	47,478	26,361	9,660	-	-
Deferred drydock expenditures, net	-	-	1,747	1,058	1,657	1,094	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	53,701	48,536	28,018	10,754	-	-
Investments in Affiliated Companies	-	-	601	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	7,927	-	4,406	-	1,317
Other Assets	-	-	(1)	(1)	33	43	-	(281)
Total Assets	$707	$573	$64,121	$65,382	$45,929	$32,786	$1,934	$1,922

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	41	491	374	1,190	4	-
Total Current Liabilities Not Subject to Compromise	-	-	41	491	374	1,190	4	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	41	491	374	1,190	4	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	147	147	3	3	335	335	840	840
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	147	147	6,366	6,816	17,787	18,603	844	840
(Deficit)/Equity:
Total Equity/(Deficit)	560	427	57,755	58,566	28,142	14,183	1,090	1,082
Total Liabilities and (Deficit)/Equity	$707	$573	$64,121	$65,382	$45,929	$32,786	$1,934	$1,922

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	1,494	270	1,345	455	449	2,193	-
Other receivables, including income taxes recoverable	20	39	(27)	(23)	3,779	4,038	15	-
Inventory	-	-	484	-	-	-	150	-
Prepaid expenses and other current assets	23	114	21	99	4,651	4,651	273	-
Total Current Assets	1,523	1,647	748	1,421	8,884	9,137	2,631	-
Vessels and other property, less accumulated depreciation	35,473	14,952	35,287	15,078	-	-	-	-
Deferred drydock expenditures, net	534	935	395	139	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	15,887	35,682	15,217	-	-	-	-
Investments in Affiliated Companies	600	300	600	600	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,108	-	2,867	-	-	-	2,127
Other Assets	(20)	(15)	(24)	-	-	-	-	-
Total Assets	$52,947	$35,764	$52,233	$35,333	$9,523	$9,776	$22,146	$21,642

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	928	424	469	148	57	113	478	2
Total Current Liabilities Not Subject to Compromise	928	424	469	148	57	113	478	2

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	1,365	-	508	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	3	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	1,789	469	656	57	116	478	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-
Other liabilities	19,883	19,726	19,950	19,726	-	-	-	2,343
Total Liabilities Subject to Compromise	36,498	36,340	37,731	37,507	1,997	1,997	23,009	25,352

Total Liabilities	37,426	38,130	38,200	38,163	2,053	2,113	23,487	25,354
(Deficit)/Equity:
Total Equity/(Deficit)	15,521	(2,366)	14,033	(2,830)	7,470	7,663	(1,340)	(3,712)
Total Liabilities and (Deficit)/Equity	$52,947	$35,764	$52,233	$35,333	$9,523	$9,776	$22,146	$21,642

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,578	1,347	330	326	1,936	1,358	1,699	1,747
Other receivables, including income taxes recoverable	6	(8)	26	-	2	22	(4)	29
Inventory	-	-	-	-	182	383	323	384
Prepaid expenses and other current assets	29	98	31	-	23	98	19	116
Total Current Assets	1,612	1,437	386	326	2,143	1,862	2,037	2,276
Vessels and other property, less accumulated depreciation	35,133	14,773	-	-	35,037	14,797	41,872	39,529
Deferred drydock expenditures, net	762	119	-	-	726	170	-	-
Total Vessels, Deferred Drydock and Other Property	35,895	14,892	-	-	35,762	14,967	41,872	39,529
Investments in Affiliated Companies	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,204	-	-	-	4,105	-	6,048
Other Assets	(37)	3	-	-	(114)	(1)	2	-
Total Assets	$42,631	$25,696	$2,130	$2,070	$50,976	$34,116	$43,926	$47,869

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	42	82	-	-	571	485	63	420
Total Current Liabilities Not Subject to Compromise	42	82	-	-	571	485	63	420

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	400	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	42	482	-	-	571	485	63	420

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	19,883	19,726	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,093	27,936	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	28,135	28,417	1,193	1,193	10,616	10,530	42,851	43,208
(Deficit)/Equity:
Total Equity/(Deficit)	14,496	(2,722)	936	876	40,360	23,586	1,075	4,660
Total Liabilities and (Deficit)/Equity	$42,631	$25,696	$2,130	$2,070	$50,976	$34,116	$43,926	$47,869

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	-	3,187	896	171	168	-	1,392
Other receivables, including income taxes recoverable	-	-	28	47	(53)	-	-	68
Inventory	433	-	-	4,163	-	-	-	-
Prepaid expenses and other current assets	605	-	96	331	221	-	-	137
Total Current Assets	1,941	-	3,311	5,437	339	168	-	1,597
Vessels and other property, less accumulated depreciation	-	-	38,944	35,932	-	-	59,564	70,099
Deferred drydock expenditures, net	-	-	1,486	750	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	36,682	-	-	59,564	70,099
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,798	-	2,405	-	-	-	-
Other Assets	(9)	-	(37)	(8)	-	-	-	-
Total Assets	$24,241	$24,107	$56,032	$56,845	$1,611	$1,440	$81,926	$94,057

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	1	321	3,671	249	-	-	114
Total Current Liabilities Not Subject to Compromise	59	1	321	3,671	249	-	-	114

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	10,389
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	1	321	3,671	249	-	-	10,503

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5
Other liabilities	-	4,375	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	30,121	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	25,805	30,122	6,782	10,132	1,457	1,208	81,826	92,329
(Deficit)/Equity:
Total Equity/(Deficit)	(1,564)	(6,015)	49,250	46,714	154	231	100	1,728
Total Liabilities and (Deficit)/Equity	$24,241	$24,107	$56,032	$56,845	$1,611	$1,440	$81,926	$94,057

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	444	710	-	195	0	205	3
Other receivables, including income taxes recoverable	13	-	(3)	-	22	(3)	(9)	29
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	44	-	-	-	47	116	33	126
Total Current Assets	753	444	707	-	264	113	230	158
Vessels and other property, less accumulated depreciation	141	-	-	-	36,005	16,535	37,294	17,139
Deferred drydock expenditures, net	65	-	-	-	358	1,639	306	1,513
Total Vessels, Deferred Drydock and Other Property	206	-	-	-	36,364	18,174	37,600	18,653
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	453	-	262	-	165
Other Assets	105	-	(3)	(1)	-	37	(41)	-
Total Assets	$11,345	$10,185	$28,802	$28,550	$62,901	$44,860	$65,032	$46,219

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	609	-	279	(0)	461	584	489	616
Total Current Liabilities Not Subject to Compromise	609	-	279	(0)	461	584	489	616

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	360	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(854)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	360	279	(0)	461	584	489	616

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979
Pre-petition intercompany payables to other debtors	341	341	47,640	47,620	17,008	17,008	17,774	17,774
Other liabilities	-	30,823	-	-	-	-	-	-
Total Liabilities Subject to Compromise	15,771	46,594	48,010	47,990	20,350	20,350	20,753	20,753

Total Liabilities	15,526	46,955	48,289	47,990	20,811	20,934	21,242	21,369
(Deficit)/Equity:
Total Equity/(Deficit)	(4,181)	(36,770)	(19,488)	(19,441)	42,091	23,926	43,790	24,849
Total Liabilities and (Deficit)/Equity	$11,345	$10,185	$28,802	$28,550	$62,901	$44,860	$65,032	$46,219

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation		Carl Product Corporation		Concept Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	887	1,820	908	-	2,622	249	1,991	1,369
Other receivables, including income taxes recoverable	908	3	-	-	11	14	-	-
Inventory	344	1,033	752	-	-	-	-	-
Prepaid expenses and other current assets	54	185	3	-	33	135	241	343
Total Current Assets	2,194	3,041	1,662	-	2,667	398	2,232	1,712
Vessels and other property, less accumulated depreciation	22,147	5,043	-	-	51,896	47,543	-	-
Deferred drydock expenditures, net	789	654	-	-	1,873	1,151	-	-
Total Vessels, Deferred Drydock and Other Property	22,935	5,697	-	-	53,768	48,694	-	-
Investments in Affiliated Companies	-	-	-	-	612	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	28,974	28,974	18,588	18,588	6,388	6,388	7,495	7,495
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,274	-	2,220	-	7,795	-	941
Other Assets	14	(22)	-	-	(58)	78	-	-
Total Assets	$54,135	$38,981	$20,251	$20,809	$63,377	$63,353	$10,027	$10,448

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	651	390	19	25	102	1,330	-	-
Total Current Liabilities Not Subject to Compromise	651	390	19	25	102	1,330	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,254	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	493	-
Total Liabilities Not Subject to Compromise	651	1,644	19	25	102	1,330	493	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	20,445	20,445	24,230	24,230	6,327	6,327	11,522	11,522
Pre-petition intercompany payables to other debtors	3,073	3,073	-	-	2	2	1	1
Other liabilities	-	-	-	4,100	-	-	-	2,726
Total Liabilities Subject to Compromise	23,518	23,518	24,230	28,330	6,330	6,330	11,523	14,249

Total Liabilities	24,169	25,162	24,249	28,355	6,431	7,660	12,015	14,249
(Deficit)/Equity:
Total Equity/(Deficit)	29,966	13,819	(3,998)	(7,547)	56,946	55,694	(1,989)	(3,801)
Total Liabilities and (Deficit)/Equity	$54,135	$38,981	$20,251	$20,809	$63,377	$63,353	$10,027	$10,448

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	90	-	-	-	758	1,011	(40)	-
Other receivables, including income taxes recoverable	-	-	-	-	4	22	(15)	-
Inventory	-	-	-	-	-	1,375	-	-
Prepaid expenses and other current assets	-	-	-	-	42	167	(60)	-
Total Current Assets	90	-	-	-	805	2,577	(115)	-
Vessels and other property, less accumulated depreciation	-	-	-	-	56,274	28,891	-	-
Deferred drydock expenditures, net	-	-	-	-	43	1,406	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	56,317	30,297	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	129	-	-	-	1,536	-	-
Other Assets	-	-	-	-	(47)	(160)	-	-
Total Assets	$522	$560	$-	$-	$60,949	$38,124	$1,481	$1,596

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	660	2,352	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	660	2,352	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	3,552	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	59
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	660	5,904	-	59

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	83	83	-	-	7,653	7,649	1,337	1,341
Pre-petition intercompany payables to other debtors	18	18	-	-	2	2	-	-
Other liabilities	10	10	-	-	36,791	35,394	-	45
Total Liabilities Subject to Compromise	111	111	-	-	44,446	43,045	1,337	1,387

Total Liabilities	111	111	-	-	45,105	48,948	1,337	1,446
(Deficit)/Equity:
Total Equity/(Deficit)	410	449	-	-	15,844	(10,824)	144	150
Total Liabilities and (Deficit)/Equity	$522	$560	$-	$-	$60,949	$38,124	$1,481	$1,596

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	34	1,711	272	2,422	25	243	237
Other receivables, including income taxes recoverable	687	-	883	-	44	-	373	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	-	409	-	479	-	-	-
Total Current Assets	4,721	34	3,003	272	2,945	25	616	237
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,080	-	1,135	-	2,733	-	51
Other Assets	(1)	-	(5)	-	-	-	51	-
Total Assets	$37,873	$36,266	$17,655	$16,064	$30,772	$30,585	$2,608	$2,229

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	285	-	-	-	100	-	-	-
Total Current Liabilities Not Subject to Compromise	285	-	-	-	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	-	-	-	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835
Other liabilities	-	380	-	44	-	334	-	-
Total Liabilities Subject to Compromise	28,300	27,993	18,441	17,609	23,673	23,683	1,881	1,508

Total Liabilities	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508
(Deficit)/Equity:
Total Equity/(Deficit)	9,288	8,274	(786)	(1,545)	6,999	6,903	727	721
Total Liabilities and (Deficit)/Equity	$37,873	$36,266	$17,655	$16,064	$30,772	$30,585	$2,608	$2,229

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	8	581	261	3,016	45	-	-
Other receivables, including income taxes recoverable	750	-	865	-	8	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	-	-	-
Total Current Assets	1,997	8	1,415	261	3,534	45	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,214	-	199	-	2,181	-	-
Other Assets	-	-	0	-	26	23	-	-
Total Assets	$15,262	$14,487	$11,965	$11,011	$14,624	$11,407	$-	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	-	162	3	-	-
Total Current Liabilities Not Subject to Compromise	-	-	7	-	162	3	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	-	162	3	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	15,769	12,505	11,677	26,406	26,407	-	-
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-
Other liabilities	-	213	-	-	-	32,550	-	-
Total Liabilities Subject to Compromise	16,475	15,982	12,505	11,677	26,407	58,957	-	-

Total Liabilities	16,475	15,982	12,512	11,677	26,569	58,960	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	(1,213)	(1,495)	(547)	(667)	(11,944)	(47,552)	-	-
Total Liabilities and (Deficit)/Equity	$15,262	$14,487	$11,965	$11,011	$14,624	$11,407	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	1,427	1,516	1,703	1,562	22	19	287	39
Other receivables, including income taxes recoverable	33	16	73	(11)	-	-	0	-
Inventory	-	718	-	-	-	-	(0)	-
Prepaid expenses and other current assets	46	160	42	151	335	3	0	-
Total Current Assets	1,506	2,409	1,819	1,703	357	22	288	39
Vessels and other property, less accumulated depreciation	23,283	21,474	56,928	29,062	-	-	-	-
Deferred drydock expenditures, net	1,671	1,079	-	133	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,954	22,553	56,928	29,194	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,306	-	1,629	-	-	-	240
Other Assets	85	89	108	49	-	-	-	-
Total Assets	$33,715	$35,528	$61,238	$34,959	$6,113	$5,777	$7,341	$7,332

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	119	1,052	423	191	2,054	0	995	986
Total Current Liabilities Not Subject to Compromise	119	1,052	423	191	2,054	0	995	986

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	744	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	713	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	908	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	119	1,052	423	1,647	2,054	908	995	986

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	7	7	34	34	-	-	-	-
Other liabilities	-	(0)	36,792	35,394	-	-	-	-
Total Liabilities Subject to Compromise	32,833	32,833	44,432	43,034	8,117	8,117	5,815	5,815

Total Liabilities	32,952	33,884	44,854	44,682	10,170	9,025	6,810	6,801
(Deficit)/Equity:
Total Equity/(Deficit)	763	1,643	16,383	(9,723)	(4,058)	(3,247)	531	530
Total Liabilities and (Deficit)/Equity	$33,715	$35,528	$61,238	$34,959	$6,113	$5,777	$7,341	$7,332

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,635	4,079	924	403	2,991	4,321	2,099	2,618
Other receivables, including income taxes recoverable	7	12	53	2	179	23	0	7
Inventory	-	-	893	-	-	-	-	-
Prepaid expenses and other current assets	107	395	216	7	90	255	33	130
Total Current Assets	2,749	4,486	2,086	412	3,261	4,600	2,132	2,755
Vessels and other property, less accumulated depreciation	38,368	19,845	21,167	-	105,641	99,712	34,252	14,620
Deferred drydock expenditures, net	2,032	579	1,676	-	-	145	1,546	1,250
Total Vessels, Deferred Drydock and Other Property	40,401	20,424	22,843	-	105,641	99,857	35,798	15,870
Investments in Affiliated Companies	-	-	-	-	-	-	641	641
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,407	30,407	65,978	65,978	19,307	19,307
Pre-petition Intercompany receivables from non-debtors	117	117	0	0	0	0	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	286	-	13,411	-	4,228	-	5,420
Other Assets	421	(4)	107	9	61	-	67	-
Total Assets	$65,438	$47,059	$55,442	$44,238	$174,942	$174,663	$57,955	$44,002

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	525	417	65	231	239	224	39	456
Total Current Liabilities Not Subject to Compromise	525	417	65	231	239	224	39	456

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	768	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	621	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,557	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	417	65	1,788	239	1,613	39	456

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,407	22,491	22,528	12,424	12,424	5,499	5,499
Pre-petition intercompany payables to other debtors	10	10	3,432	3,432	3	3	11,659	11,659
Other liabilities	-	-	-	307	68,723	66,094	-	-
Total Liabilities Subject to Compromise	11,383	11,417	25,923	26,267	81,150	78,520	17,158	17,158

Total Liabilities	11,908	11,835	25,988	28,055	81,389	80,134	17,198	17,614
(Deficit)/Equity:
Total Equity/(Deficit)	53,530	35,224	29,454	16,183	93,553	94,529	40,757	26,388
Total Liabilities and (Deficit)/Equity	$65,438	$47,059	$55,442	$44,238	$174,942	$174,663	$57,955	$44,002

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.		Jademar Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,818	118	1,564	(8)	5,877	8,490	2,067	2,584
Other receivables, including income taxes recoverable	25	2	-	-	75	(1)	21	(20)
Inventory	-	-	-	-	-	2,101	-	-
Prepaid expenses and other current assets	470	-	242	-	917	2,220	29	112
Total Current Assets	2,312	120	1,806	(8)	6,869	12,810	2,116	2,676
Vessels and other property, less accumulated depreciation	77	82	-	-	-	-	35,721	14,977
Deferred drydock expenditures, net	16	-	-	-	-	626	1,321	930
Total Vessels, Deferred Drydock and Other Property	93	82	-	-	-	626	37,042	15,907
Investments in Affiliated Companies	-	-	300	-	-	-	420	420
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,460	1,460	6,486	6,486	15,356	15,356	33,198	33,198
Pre-petition Intercompany receivables from non-debtors	9,871	9,871	2	2	49	49	5,584	5,584
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	19	-	2,041	-	6,062	-	6,220
Other Assets	(185)	(43)	-	-	-	33	(34)	-
Total Assets	$13,551	$11,509	$8,594	$8,520	$22,274	$34,935	$78,326	$64,005

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	224	7	-	-	5	2,958	53	412
Total Current Liabilities Not Subject to Compromise	224	7	-	-	5	2,958	53	412

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	5,072	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(1,626)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	124	-	-
Total Liabilities Not Subject to Compromise	(1,402)	7	-	-	5	8,154	53	412

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,856	21,856	9,511	9,511	21,891	21,891	6,402	6,402
Pre-petition intercompany payables to other debtors	1	1	-	-	7,825	7,825	32,050	32,050
Other liabilities	-	20,304	-	879	0	-	-	-
Total Liabilities Subject to Compromise	21,857	42,161	9,511	10,391	29,716	29,716	38,453	38,453

Total Liabilities	20,455	42,168	9,511	10,391	29,721	37,870	38,506	38,865
(Deficit)/Equity:
Total Equity/(Deficit)	(6,905)	(30,659)	(918)	(1,870)	(7,448)	(2,935)	39,820	25,140
Total Liabilities and (Deficit)/Equity	$13,551	$11,509	$8,594	$8,520	$22,274	$34,935	$78,326	$64,005

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	2,143	2,395	1,368	1,452
Other receivables, including income taxes recoverable	(19)	-	-	-	21	17	42	54
Inventory	-	-	-	-	524	966	216	446
Prepaid expenses and other current assets	0	-	-	-	240	309	263	103
Total Current Assets	(19)	-	-	-	2,928	3,688	1,889	2,056
Vessels and other property, less accumulated depreciation	-	-	-	-	982	724	35,080	33,042
Deferred drydock expenditures, net	-	-	-	-	164	707	-	88
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,146	1,431	35,080	33,129
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	4,852
Other Assets	(198)	4	-	-	(22)	(1)	(20)	-
Total Assets	$27,112	$27,333	$10,114	$10,114	$17,441	$18,506	$55,771	$58,859

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	56	81	-	-	719	231	99	543
Total Current Liabilities Not Subject to Compromise	56	81	-	-	719	231	99	543

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	150	-	-	-	2,666	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	56	231	-	-	719	2,897	99	543

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	14,130	-	-
Total Liabilities Subject to Compromise	5,558	5,558	8,114	8,114	23,418	37,548	15,205	15,205

Total Liabilities	5,614	5,790	8,114	8,114	24,137	40,445	15,304	15,748
(Deficit)/Equity:
Total Equity/(Deficit)	21,498	21,544	2,000	2,000	(6,696)	(21,938)	40,468	43,111
Total Liabilities and (Deficit)/Equity	$27,112	$27,333	$10,114	$10,114	$17,441	$18,506	$55,771	$58,859

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	-	2,668	2,633	812	-	410	1,392
Other receivables, including income taxes recoverable	-	-	23	5	27	-	-	39
Inventory	259	-	479	-	206	-	52	426
Prepaid expenses and other current assets	273	-	27	135	246	-	(9)	106
Total Current Assets	3,397	-	3,198	2,773	1,290	-	454	1,963
Vessels and other property, less accumulated depreciation	-	-	55,430	33,411	199	-	23,904	6,238
Deferred drydock expenditures, net	-	-	-	76	3,322	-	482	705
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	33,487	3,521	-	24,386	6,942
Investments in Affiliated Companies	-	-	-	904	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,288	-	4,533	-	613	-	-
Other Assets	-	-	30	(9)	(26)	-	-	(23)
Total Assets	$22,868	$21,759	$65,649	$48,680	$13,253	$9,080	$48,847	$32,889

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	1	1,398	137	1,021	662	636	478
Total Current Liabilities Not Subject to Compromise	745	1	1,398	137	1,021	662	636	478

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	553	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	643
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-
Total Liabilities Not Subject to Compromise	745	1	1,398	827	2,053	662	636	1,121

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407
Other liabilities	-	2,421	41,435	40,998	-	5,232	-	-
Total Liabilities Subject to Compromise	23,812	26,233	66,734	66,296	26,423	31,655	35,612	35,612

Total Liabilities	24,557	26,234	68,131	67,123	28,476	32,317	36,248	36,733
(Deficit)/Equity:
Total Equity/(Deficit)	(1,689)	(4,476)	(2,482)	(18,442)	(15,223)	(23,237)	12,600	(3,844)
Total Liabilities and (Deficit)/Equity	$22,868	$21,759	$65,649	$48,680	$13,253	$9,080	$48,847	$32,889

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	0	-	2,926	4,283	(430)	4,017	-	-
Other receivables, including income taxes recoverable	12	-	21	120	86	125	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	86	315	62	278	-	-
Total Current Assets	12	-	3,032	4,718	(282)	4,421	-	-
Vessels and other property, less accumulated depreciation	-	-	40,698	18,945	141,583	73,349	-	-
Deferred drydock expenditures, net	0	-	2,099	216	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	0	-	42,797	19,161	141,583	73,349	-	-
Investments in Affiliated Companies	-	-	-	-	3,629	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	56,792	56,792	11,354	11,354	40	40	99	99
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	2,624	-	12
Other Assets	13	66	(2)	(0)	-	-	9	-
Total Assets	$56,818	$56,858	$57,181	$35,232	$144,970	$80,434	$108	$111

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	121	50	461	146	424	114	-	-
Total Current Liabilities Not Subject to Compromise	121	50	461	146	424	114	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	970	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	666	-	-
Post-petition intercompany payables to other debtors	-	254	-	1,456	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	121	305	461	1,603	424	1,750	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	568	568	10,471	10,471	14,674	14,674	7	7
Pre-petition intercompany payables to other debtors	31,784	31,784	16	16	44,979	44,979	1	1
Other liabilities	-	-	-	-	85,862	83,289	-	-
Total Liabilities Subject to Compromise	32,351	32,351	10,487	10,487	145,514	142,942	8	8

Total Liabilities	32,472	32,656	10,949	12,090	145,938	144,692	8	8
(Deficit)/Equity:
Total Equity/(Deficit)	24,346	24,202	46,232	23,143	(968)	(64,258)	100	103
Total Liabilities and (Deficit)/Equity	$56,818	$56,858	$57,181	$35,232	$144,970	$80,434	$108	$111

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,112	161	-	-	-	-	-	-
Other receivables, including income taxes recoverable	427	(2)	-	-	-	-	-	-
Inventory	198	-	-	-	-	-	-	-
Prepaid expenses and other current assets	36	5	-	-	-	-	-	-
Total Current Assets	3,772	164	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	24,600	7,573	-	-	-	-	-	-
Deferred drydock expenditures, net	310	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,910	7,573	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40,336	40,336	901	901	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	52	52	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,631	-	-	-	-	-	-
Other Assets	(216)	56	-	-	-	-	-	-
Total Assets	$68,802	$52,759	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	726	157	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	726	157	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	726	157	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	30,577	30,577	-	-	146	146	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	31,011	31,011	-	-	146	146	7	7

Total Liabilities	31,738	31,168	-	-	146	146	7	7
(Deficit)/Equity:
Total Equity/(Deficit)	37,064	21,591	953	953	(531)	(531)	53,622	53,622
Total Liabilities and (Deficit)/Equity	$68,802	$52,759	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,078	2,172	-	-	881	3,342	1,553	(9)
Other receivables, including income taxes recoverable	(12)	14	-	-	-	449	(5)	(5)
Inventory	733	175	-	-	55	672	333	-
Prepaid expenses and other current assets	25	96	-	-	24	32	256	-
Total Current Assets	1,824	2,457	-	-	959	4,496	2,137	(14)
Vessels and other property, less accumulated depreciation	42,284	39,882	34,414	61,299	47,429	44,521	47	-
Deferred drydock expenditures, net	-	-	-	-	-	68	1,379	-
Total Vessels, Deferred Drydock and Other Property	42,284	39,882	34,414	61,299	47,429	44,589	1,426	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,615	12,466	12,466
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,385	-	-	-	7,444	-	712
Other Assets	-	-	-	-	-	28	(41)	(2)
Total Assets	$44,109	$47,723	$34,554	$61,439	$96,023	$104,172	$15,991	$13,164

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	114	503	-	32	277	1,051	591	2
Total Current Liabilities Not Subject to Compromise	114	503	-	32	277	1,051	591	2

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	10,800	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	16,065	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	197	-
Total Liabilities Not Subject to Compromise	114	503	-	26,898	277	1,051	2,127	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9
Other liabilities	-	-	-	-	-	-	-	5,946
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	30,292

Total Liabilities	42,173	42,562	34,454	61,351	74,566	75,340	26,473	30,294
(Deficit)/Equity:
Total Equity/(Deficit)	1,936	5,162	100	87	21,457	28,832	(10,482)	(17,130)
Total Liabilities and (Deficit)/Equity	$44,109	$47,723	$34,554	$61,439	$96,023	$104,172	$15,991	$13,164

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	(234)	4,584	-	-	2,100	-	(20)	-
Other receivables, including income taxes recoverable	115	164	-	-	114	67	-	-
Inventory	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	61	260	-	-	96	194	9	38
Total Current Assets	(57)	5,009	-	-	2,310	1,139	(11)	38
Vessels and other property, less accumulated depreciation	138,736	68,828	-	-	79,751	45,471	9,219	6,937
Deferred drydock expenditures, net	-	-	-	-	168	-	796	737
Total Vessels, Deferred Drydock and Other Property	138,736	68,828	-	-	79,920	45,471	10,015	7,674
Investments in Affiliated Companies	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,449	-	-	-	-	-	11,621
Other Assets	68	-	-	-	-	-	-	-
Total Assets	$142,957	$77,708	$-	$-	$167,097	$131,478	$37,244	$46,573

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	325	101	-	-	102	77	440	966
Total Current Liabilities Not Subject to Compromise	325	101	-	-	102	77	440	966

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	767	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	627	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	753	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	325	1,495	-	-	102	830	440	966

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,128	16,128	-	-	10,310	10,292	52	52
Pre-petition intercompany payables to other debtors	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	83,617	81,127	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146,717	144,227	15	15	10,670	10,652	14,950	14,950

Total Liabilities	147,042	145,722	15	15	10,772	11,481	15,391	15,917
(Deficit)/Equity:
Total Equity/(Deficit)	(4,085)	(68,013)	(15)	(15)	156,325	119,997	21,853	30,657
Total Liabilities and (Deficit)/Equity	$142,957	$77,708	$-	$0	$167,097	$131,478	$37,244	$46,573

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	4	34	13	-	-	1,551	-
Other receivables, including income taxes recoverable	265	0	298	0	-	-	284	-
Inventory	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	5	43	5	40	-	-	5	43
Total Current Assets	261	47	337	53	-	-	2,155	43
Vessels and other property, less accumulated depreciation	22,021	19,556	18,892	16,598	-	-	29,890	27,063
Deferred drydock expenditures, net	1,099	344	1,762	-	-	-	746	-
Total Vessels, Deferred Drydock and Other Property	23,121	19,900	20,653	16,598	-	-	30,636	27,063
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,312	-	13,146	-	-	-	25,172
Other Assets	19	323	-	-	-	-	17	-
Total Assets	$47,801	$57,981	$35,826	$44,632	$124	$124	$62,739	$82,210

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	61	398	65	-	-	1,084	1,470
Total Current Liabilities Not Subject to Compromise	464	61	398	65	-	-	1,084	1,470

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	61	398	65	-	-	1,084	1,470

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	11,624	11,221	9,349	9,016	124	124	9,867	10,253
(Deficit)/Equity:
Total Equity/(Deficit)	36,177	46,760	26,477	35,616	(0)	(0)	52,872	71,957
Total Liabilities and (Deficit)/Equity	$47,801	$57,981	$35,826	$44,632	$124	$124	$62,739	$82,210

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	28	68	28	1,600	14	-	-
Other receivables, including income taxes recoverable	60	-	276	-	328	3	247	55
Inventory	166	-	-	-	278	-	-	-
Prepaid expenses and other current assets	15	44	5	40	5	41	5	41
Total Current Assets	2,061	73	350	68	2,211	57	252	95
Vessels and other property, less accumulated depreciation	31,327	28,522	16,006	13,110	18,995	16,225	21,186	18,038
Deferred drydock expenditures, net	703	420	1,102	1,692	1,152	428	1,870	1,144
Total Vessels, Deferred Drydock and Other Property	32,030	28,942	17,108	14,802	20,147	16,654	23,056	19,182
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,411	-	11,918	-	19,275	-	15,304
Other Assets	(94)	(50)	-	(1)	(7)	(40)	-	-
Total Assets	$62,405	$92,783	$44,834	$54,164	$40,769	$54,363	$45,584	$56,858

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	78	474	71	386	423	1	39
Total Current Liabilities Not Subject to Compromise	20	78	474	71	386	423	1	39

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	13,866	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	13,944	474	71	386	423	1	39

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048

Total Liabilities	10,090	24,014	11,946	11,543	2,312	2,348	6,050	6,087
(Deficit)/Equity:
Total Equity/(Deficit)	52,314	68,769	32,888	42,621	38,457	52,015	39,535	50,771
Total Liabilities and (Deficit)/Equity	$62,405	$92,783	$44,834	$54,164	$40,769	$54,363	$45,584	$56,858

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG 300 LLC		OSG 400 LLC		OSG America L.P.		OSG America LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	0	0
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84	84	4,141	4,141	-	-	458	458
Pre-petition Intercompany receivables from non-debtors	-	-	18,323	18,323	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	532	771	-	-	-	-
Total Assets	$84	$84	$22,996	$23,235	$-	$-	$459	$459

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	(1)	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	(1)	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	20	-	-	-	1
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	(1)	20	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	6,183	6,183	79	79	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	6,233	6,233	79	79	-	-

Total Liabilities	-	-	6,232	6,254	79	79	-	1
(Deficit)/Equity:
Total Equity/(Deficit)	84	84	16,764	16,982	(79)	(79)	459	458
Total Liabilities and (Deficit)/Equity	$84	$84	$22,996	$23,235	$-	$-	$459	$459

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$23,350	$287,958	$-	$-	$-	$-	$-	$-
Voyage receivables	(1,501)	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(1)	-	-	-	-	-	4	24
Total Current Assets	21,847	287,958	-	-	-	-	29	50
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	7,024	6,407
Deferred drydock expenditures, net	-	-	-	-	-	-	602	9
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	7,626	6,416
Investments in Affiliated Companies	995	415	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	64,617	57,883	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	423,001	423,001	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	834,346	834,346	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	19	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	60,483	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	4
Total Assets	$1,344,807	$1,664,107	$6,887	$6,887	$100	$100	$10,091	$8,905

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	16	-	-	-	-	-	125	154
Total Current Liabilities Not Subject to Compromise	16	-	-	-	-	-	125	154

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	317,758	-	-	-	-	-	4,146
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	16	317,758	-	-	-	-	125	4,300

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	134,975	134,975	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	686,794	686,794	6,899	6,899	-	-	9,323	9,323
Other liabilities	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	822,070	822,070	6,899	6,899	-	-	9,355	9,355

Total Liabilities	822,086	1,139,828	6,899	6,899	-	-	9,480	13,655
(Deficit)/Equity:
Total Equity/(Deficit)	522,721	524,279	(13)	(13)	100	100	611	(4,751)
Total Liabilities and (Deficit)/Equity	$1,344,807	$1,664,107	$6,887	$6,887	$100	$100	$10,091	$8,905

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	4,018	-	-
Other receivables, including income taxes recoverable	-	-	10	10	63	136	-	-
Inventory	-	-	-	-	710	1,018	-	-
Prepaid expenses and other current assets	-	-	4	33	47	397	-	-
Total Current Assets	-	-	14	43	6,241	5,569	-	-
Vessels and other property, less accumulated depreciation	-	-	30,264	28,924	382,438	363,376	-	-
Deferred drydock expenditures, net	-	-	-	137	-	530	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	29,061	382,438	363,906	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	63,935	-	935
Other Assets	0	(0)	(2)	(1)	0	(18)	-	-
Total Assets	$1,070	$1,070	$32,339	$31,165	$508,278	$552,992	$1,272	$2,207

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	2	3	140	178	598	1,025	21	-
Total Current Liabilities Not Subject to Compromise	2	3	140	178	598	1,025	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2	-	4,371	-	15,909	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	5	140	4,549	598	16,934	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	4,579	4,582	17,353	21,762	89,772	106,108	529	508
(Deficit)/Equity:
Total Equity/(Deficit)	(3,508)	(3,511)	14,986	9,403	418,506	446,884	743	1,698
Total Liabilities and (Deficit)/Equity	$1,070	$1,070	$32,339	$31,165	$508,278	$552,992	$1,272	$2,207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	23	23	10	10	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	33	4	23	-	-
Total Current Assets	-	-	27	56	14	33	16	371
Vessels and other property, less accumulated depreciation	-	-	32,214	30,785	4,238	3,809	-	-
Deferred drydock expenditures, net	-	-	-	49	1,494	8	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	30,834	5,732	3,818	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(17)	9	84	731	203
Total Assets	$-	$-	$32,280	$30,942	$8,895	$7,075	$10,999	$10,825

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	147	189	150	-	-
Total Current Liabilities Not Subject to Compromise	-	-	145	147	189	150	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	4,057	-	4,439	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	72	145	4,204	189	4,590	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457

Total Liabilities	421	494	15,828	19,888	8,638	13,039	9,457	9,457
(Deficit)/Equity:
Total Equity/(Deficit)	(421)	(494)	16,452	11,054	257	(5,964)	1,541	1,368
Total Liabilities and (Deficit)/Equity	$-	$-	$32,280	$30,942	$8,895	$7,075	$10,999	$10,825

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	16	16	14	17	13	17
Inventory	0	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	-	4	23	4	24	4	23
Total Current Assets	5	-	20	40	18	41	17	39
Vessels and other property, less accumulated depreciation	1,478	-	3,802	3,349	6,615	6,031	2,897	2,347
Deferred drydock expenditures, net	-	-	848	288	311	190	1,219	612
Total Vessels, Deferred Drydock and Other Property	1,478	-	4,649	3,637	6,926	6,221	4,116	2,959
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	486	-	-	-	5,998	-	-
Other Assets	0	-	(3)	(2)	0	1	(8)	0
Total Assets	$2,312	$1,316	$7,124	$6,133	$7,191	$12,507	$4,126	$3,001

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(7)	15	143	113	270	146	134	154
Total Current Liabilities Not Subject to Compromise	(7)	15	143	113	270	146	134	154

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	4,256	-	10,719	-	4,605
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(7)	15	143	4,368	270	10,865	134	4,759

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	3,781	3,781	8,753	8,753	6,940	6,941	7,314	7,314

Total Liabilities	3,775	3,796	8,896	13,122	7,210	17,806	7,447	12,073
(Deficit)/Equity:
Total Equity/(Deficit)	(1,462)	(2,480)	(1,772)	(6,988)	(19)	(5,299)	(3,321)	(9,072)
Total Liabilities and (Deficit)/Equity	$2,312	$1,316	$7,124	$6,133	$7,191	$12,507	$4,126	$3,001

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$17,555	$-	$-	$-	$-
Voyage receivables	-	-	8,284	9,156	-	-	-	-
Other receivables, including income taxes recoverable	-	-	9,798	2,169	-	-	-	-
Inventory	-	-	2,227	1,498	-	-	-	-
Prepaid expenses and other current assets	-	-	1,623	1,107	-	-	-	-
Total Current Assets	-	-	25,433	31,485	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	4,340	2,689	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	4,340	2,689	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	-	-	-	-	-
Goodwill	-	-	8,101	-	-	-	1,567	-
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	127,232	127,232	-	-	2,650	2,650
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1	-	5,797	-	-	-	-
Other Assets	(9)	-	-	-	-	-	-	-
Total Assets	$9,485	$9,495	$310,035	$304,941	$2,000	$2,000	$4,216	$2,650

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(1)	-	3,384	5,058	-	-	-	-
Total Current Liabilities Not Subject to Compromise	(1)	-	3,384	5,058	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	10,236	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	-	3,384	15,294	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	127,578	125,361	-	-	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	167,222	166,275	1,999	1,999	2,650	2,650
Other liabilities	-	-	(11)	775	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	294,790	292,412	1,999	1,999	2,650	2,650

Total Liabilities	10,798	10,799	298,174	307,705	1,999	1,999	2,650	2,650
(Deficit)/Equity:
Total Equity/(Deficit)	(1,313)	(1,304)	11,861	(2,764)	1	1	1,567	-
Total Liabilities and (Deficit)/Equity	$9,485	$9,495	$310,035	$304,941	$2,000	$2,000	$4,216	$2,650

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC		OSG New York, Inc.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,178	1,886
Other receivables, including income taxes recoverable	-	-	-	-	18	10	-	203
Inventory	-	-	-	-	-	-	352	-
Prepaid expenses and other current assets	-	-	-	-	4	23	781	20
Total Current Assets	-	-	-	-	21	32	6,311	2,109
Vessels and other property, less accumulated depreciation	-	-	-	-	2,853	2,316	-	-
Deferred drydock expenditures, net	-	-	-	-	587	17	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	3,440	2,333	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	606	506	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	103,806	103,806	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	-	-	19	19	21,479	21,479
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	5,441
Other Assets	-	-	-	-	(4)	32	-	-
Total Assets	$-	$-	$104,411	$104,311	$3,476	$2,416	$28,090	$29,329

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	167	126	506	145
Total Current Liabilities Not Subject to Compromise	-	-	-	-	167	126	506	145

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	-	-	4,194	-	3,605
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	72	-	-	167	4,320	506	3,750

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	-	-	30	30	26,292	26,292
Pre-petition intercompany payables to other debtors	311	311	120,341	120,341	6,801	6,801	10,719	10,719
Other liabilities	-	-	-	-	-	-	-	300
Total Liabilities Subject to Compromise	422	422	120,341	120,341	6,831	6,831	37,011	37,311

Total Liabilities	422	494	120,341	120,341	6,999	11,151	37,517	41,061
(Deficit)/Equity:
Total Equity/(Deficit)	(422)	(494)	(15,930)	(16,030)	(3,523)	(8,735)	(9,427)	(11,731)
Total Liabilities and (Deficit)/Equity	$-	$-	$104,411	$104,311	$3,476	$2,416	$28,090	$29,329

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-
Total Assets	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	8	8	8	8	1	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8	8	8	8	1	-

Total Liabilities	-	-	8	8	8	8	1	-
(Deficit)/Equity:
Total Equity/(Deficit)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and (Deficit)/Equity	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$779
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	1,773	1,169
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	1,625
Total Current Assets	-	-	-	-	-	-	6,036	3,573
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	4,620
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	4,620
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(2,118)
Other Assets	-	-	-	-	-	-	117	514
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,036

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	11,945
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	11,945

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	44	-	-	-	44,706
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526
Total Liabilities Not Subject to Compromise	-	-	4	44	-	-	10,341	57,177

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019
Other liabilities	-	-	-	-	-	-	23,988	9,402
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	378,749

Total Liabilities	16	16	205	245	370	370	403,675	435,926
(Deficit)/Equity:
Total Equity/(Deficit)	(16)	(16)	(140)	(181)	631	631	(190,740)	(220,890)
Total Liabilities and (Deficit)/Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,036

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	OSG Valour LLC		Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	13	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	28	23	21	51
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	450	824	448	823
Total Current Assets	-	-	-	-	492	848	468	874
Vessels and other property, less accumulated depreciation	-	-	-	-	274	129	171	34
Deferred drydock expenditures, net	-	-	-	-	4	551	606	2,569
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	279	680	776	2,603
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,163	1,163	2	2	42,388	42,388	40,291	40,291
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	30	30	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	9,051	-	1,029
Other Assets	-	-	-	-	2,141	1,716	1,159	929
Total Assets	$1,163	$1,163	$2	$2	$45,329	$54,713	$42,695	$45,728

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	1,193	2,329	1,192	2,116
Total Current Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,329	1,192	2,116

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,329	1,192	2,116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	106	106	91	91
Pre-petition intercompany payables to other debtors	1,075	1,075	2	2	35,688	35,688	36,030	36,030
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,075	1,075	2	2	35,794	35,794	36,122	36,122

Total Liabilities	1,075	1,075	2	2	36,986	38,122	37,313	38,238
(Deficit)/Equity:
Total Equity/(Deficit)	88	88	0	0	8,343	16,591	5,382	7,489
Total Liabilities and (Deficit)/Equity	$1,163	$1,163	$2	$2	$45,329	$54,713	$42,695	$45,728

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	137	-	276	-	289	38	8	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	357	793	-	-
Total Current Assets	137	-	276	-	646	831	8	-
Vessels and other property, less accumulated depreciation	-	-	-	-	143	9	-	-
Deferred drydock expenditures, net	-	-	-	-	2,793	1,843	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	2,936	1,852	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	311	311	4,465	4,465	35,162	35,194	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	137	-	276	-	2,444	-	59
Other Assets	-	-	-	-	601	435	-	-
Total Assets	$451	$451	$4,744	$4,744	$39,345	$40,756	$1,157	$1,209

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(0)	(0)	-	-	990	710	-	-
Total Current Liabilities Not Subject to Compromise	(0)	(0)	-	-	990	710	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	5,875	6,480	-	-
Total Liabilities Not Subject to Compromise	(0)	(0)	-	-	6,865	7,190	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	300	300	565	565	33,329	33,361	932	932
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	348	348	565	565	33,425	33,456	932	932

Total Liabilities	348	348	565	565	40,289	40,646	932	932
(Deficit)/Equity:
Total Equity/(Deficit)	103	103	4,179	4,179	(944)	110	225	277
Total Liabilities and (Deficit)/Equity	$451	$451	$4,744	$4,744	$39,345	$40,756	$1,157	$1,209

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	307	19	358	40	34	17	211	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	793	360	698	447	824	-	-
Total Current Assets	664	812	719	738	482	841	211	-
Vessels and other property, less accumulated depreciation	164	9	167	42	345	142	-	-
Deferred drydock expenditures, net	2,195	1,373	2,489	1,433	-	521	-	-
Total Vessels, Deferred Drydock and Other Property	2,359	1,382	2,656	1,476	345	663	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,774	34,432	34,432	14,892	14,892	3,717	3,717
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,688	-	2,219	-	4,782	-	195
Other Assets	588	490	921	709	2,138	1,688	-	-
Total Assets	$39,388	$41,147	$38,730	$39,575	$17,860	$22,870	$3,928	$3,913

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,268	1,061	1,881	705	1,207	2,146	11	-
Total Current Liabilities Not Subject to Compromise	1,268	1,061	1,881	705	1,207	2,146	11	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,458	6,222	5,016	6,258	-	-	-	-
Total Liabilities Not Subject to Compromise	6,726	7,284	6,897	6,963	1,207	2,146	11	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28
Pre-petition intercompany payables to other debtors	31,967	31,966	33,285	33,285	8,451	8,451	459	459
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,061	33,383	33,383	8,549	8,549	488	488

Total Liabilities	38,788	39,345	40,280	40,347	9,755	10,695	498	488
(Deficit)/Equity:
Total Equity/(Deficit)	600	1,803	(1,551)	(771)	8,104	12,175	3,430	3,425
Total Liabilities and (Deficit)/Equity	$39,388	$41,147	$38,730	$39,575	$17,860	$22,870	$3,928	$3,913

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	123	-	-	-	-
Other receivables, including income taxes recoverable	119	43	30	55	-	-	211	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	699	448	823	-	-	-	-
Total Current Assets	476	742	477	1,001	-	-	211	-
Vessels and other property, less accumulated depreciation	51	21	244	21	-	-	-	-
Deferred drydock expenditures, net	209	1,653	891	1,883	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	260	1,674	1,134	1,904	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	930	-	-	-	273
Other Assets	1,189	937	1,246	978	-	-	66	1
Total Assets	$43,418	$44,846	$42,113	$44,069	$383	$383	$875	$872

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,043	392	1,239	2,961	-	-	-	-
Total Current Liabilities Not Subject to Compromise	1,043	392	1,239	2,961	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	128	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,570	6,201	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,613	6,720	1,239	2,961	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	42,430	43,538	36,507	38,229	378	378	940	940
(Deficit)/Equity:
Total Equity/(Deficit)	987	1,308	5,606	5,840	4	4	(65)	(68)
Total Liabilities and (Deficit)/Equity	$43,418	$44,846	$42,113	$44,069	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-
Other receivables, including income taxes recoverable	222	-	-	-	-	-	188	110
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	177
Total Current Assets	222	-	-	-	7	-	436	287
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	228,943
Deferred drydock expenditures, net	-	-	-	-	-	-	235	478
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	229,421
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	51,356
Other Assets	-	-	-	-	-	-	88	132
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$377,626

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	554
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	554

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	554

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,124
(Deficit)/Equity:
Total Equity/(Deficit)	4,616	4,607	2	2	1,111,770	1,150,424	179,876	218,502
Total Liabilities and (Deficit)/Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$377,626

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 171 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	-	-	9	2,457	2,617	1,407	805
Other receivables, including income taxes recoverable	51	51	(30)	27	21	8	10	5
Inventory	-	-	-	-	-	-	421	588
Prepaid expenses and other current assets	443	850	358	702	29	111	27	102
Total Current Assets	504	900	328	737	2,507	2,736	1,865	1,500
Vessels and other property, less accumulated depreciation	219	181	9	6	35,337	14,947	24,544	8,860
Deferred drydock expenditures, net	-	71	309	2,024	1,450	915	1,497	907
Total Vessels, Deferred Drydock and Other Property	219	252	318	2,030	36,787	15,861	26,041	9,767
Investments in Affiliated Companies	-	-	-	-	440	440	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,831	-	9,728	-	5,744	-	1,678
Other Assets	3,469	7,538	1,584	1,260	-	47	(40)	13
Total Assets	$8,387	$17,716	$43,952	$55,476	$78,059	$63,154	$41,675	$26,766

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,186	2,305	1,050	2,464	373	423	67	539
Total Current Liabilities Not Subject to Compromise	1,186	2,305	1,050	2,464	373	423	67	539

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,079	5,710	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	2,305	5,129	8,174	373	423	67	539

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519

Total Liabilities	8,052	9,171	34,280	37,325	37,700	37,750	14,586	15,058
(Deficit)/Equity:
Total Equity/(Deficit)	334	8,544	9,671	18,151	40,360	25,404	27,089	11,708
Total Liabilities and (Deficit)/Equity	$8,387	$17,716	$43,952	$55,476	$78,059	$63,154	$41,675	$26,766

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 172 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation		Queens Product Tanker Corporation		Reymar Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,982	48	1,168	13	418	-	2,373	1,009
Other receivables, including income taxes recoverable	-	-	(5)	-	11	-	(7)	307
Inventory	248	-	359	-	658	-	-	-
Prepaid expenses and other current assets	282	-	282	-	34	-	29	107
Total Current Assets	2,512	48	1,804	13	1,122	-	2,395	1,423
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	37,449	18,699
Deferred drydock expenditures, net	-	-	-	-	-	-	331	507
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	37,780	19,206
Investments in Affiliated Companies	-	-	-	-	-	-	414	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	20,752	20,752	21,287	21,287	4,141	4,141	26,868	26,868
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	47,372	47,372	11,856	11,856
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,564	-	792	-	630	-	5,460
Other Assets	(1)	-	(3)	-	3	-	(33)	62
Total Assets	$23,264	$22,363	$23,088	$22,092	$52,639	$52,143	$79,279	$64,875

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	84	1	438	6	431	0	59	1,057
Total Current Liabilities Not Subject to Compromise	84	1	438	6	431	0	59	1,057

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	84	1	438	6	431	0	59	1,057

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,007	24,007	24,709	24,709	23,799	23,799	2,567	2,567
Pre-petition intercompany payables to other debtors	162	162	741	741	47,711	47,711	30,609	30,609
Other liabilities	-	5,816	-	5,565	-	-	-	-
Total Liabilities Subject to Compromise	24,168	29,985	25,450	31,015	71,510	71,510	33,177	33,177

Total Liabilities	24,252	29,986	25,888	31,021	71,941	71,510	33,236	34,234
(Deficit)/Equity:
Total Equity/(Deficit)	(989)	(7,623)	(2,800)	(8,930)	(19,302)	(19,367)	46,044	30,641
Total Liabilities and (Deficit)/Equity	$23,264	$22,363	$23,088	$22,092	$52,639	$52,143	$79,279	$64,875

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 173 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,779	1,844	598	(222)	3,110	4,301	24	-
Other receivables, including income taxes recoverable	9	-	53	-	21	18	11	(8)
Inventory	-	797	192	-	-	-	-	-
Prepaid expenses and other current assets	243	199	303	-	75	277	34	122
Total Current Assets	3,031	2,840	1,147	(222)	3,206	4,596	69	114
Vessels and other property, less accumulated depreciation	-	-	269	-	51,807	49,655	35,909	14,908
Deferred drydock expenditures, net	-	-	387	-	73	1,830	1,270	1,019
Total Vessels, Deferred Drydock and Other Property	-	-	656	-	51,879	51,485	37,179	15,927
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	1,434
Other Assets	-	-	(96)	(2)	(23)	(22)	(38)	-
Total Assets	$18,845	$18,654	$54,195	$52,264	$65,241	$66,238	$63,163	$43,429

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	367	544	350	258	301	93	247	498
Total Current Liabilities Not Subject to Compromise	367	544	350	258	301	93	247	498

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	698	-	-
Post-petition intercompany payables to other debtors	-	55	-	1,116	-	108	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	4,284	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	511	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	878	599	4,633	1,375	301	899	247	498

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	2,967	-	10,681	-	-	-	-
Total Liabilities Subject to Compromise	19,542	22,510	57,566	68,247	6,407	6,407	24,919	24,919

Total Liabilities	20,420	23,108	62,199	69,622	6,707	7,305	25,166	25,417
(Deficit)/Equity:
Total Equity/(Deficit)	(1,576)	(4,455)	(8,004)	(17,358)	58,534	58,932	37,996	18,012
Total Liabilities and (Deficit)/Equity	$18,845	$18,654	$54,195	$52,264	$65,241	$66,238	$63,163	$43,429

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 174 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	(13)	2,925	4,225	226	-	364	2,123
Other receivables, including income taxes recoverable	445	-	61	82	33	(7)	-	238
Inventory	-	-	-	-	-	-	486	733
Prepaid expenses and other current assets	2	5	94	344	30	127	119	32
Total Current Assets	513	(8)	3,080	4,651	289	120	969	3,126
Vessels and other property, less accumulated depreciation	34,354	14,927	47,915	43,826	55,715	33,416	47,696	44,884
Deferred drydock expenditures, net	1,392	963	1,970	1,258	-	-	-	40
Total Vessels, Deferred Drydock and Other Property	35,746	15,889	49,885	45,085	55,715	33,416	47,696	44,924
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,469	-	1,083	-	3,811	-	7,677
Other Assets	-	-	(33)	(17)	(3)	-	-	19
Total Assets	$76,226	$60,318	$62,770	$60,641	$57,350	$38,697	$96,365	$103,446

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	652	293	260	116	438	455	30	1,533
Total Current Liabilities Not Subject to Compromise	652	293	260	116	438	455	30	1,533

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	477	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	293	260	116	438	1,053	30	1,533

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	41,435	41,071	-	-
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	56,956	56,593	74,364	74,364

Total Liabilities	30,955	30,596	9,212	9,068	57,394	57,646	74,394	75,898
(Deficit)/Equity:
Total Equity/(Deficit)	45,271	29,721	53,559	51,573	(44)	(18,949)	21,971	27,549
Total Liabilities and (Deficit)/Equity	$76,226	$60,318	$62,770	$60,641	$57,350	$38,697	$96,365	$103,446

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 175 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$0	$-	$-
Voyage receivables	1,537	1,328	1,417	1,251	1,727	1,951	1,549	1,345
Other receivables, including income taxes recoverable	(4)	3	16	86	10	(18)	3	(33)
Inventory	-	439	-	-	-	1,410	-	-
Prepaid expenses and other current assets	240	288	47	192	23	148	240	297
Total Current Assets	1,773	2,059	1,480	1,528	1,770	3,491	1,792	1,609
Vessels and other property, less accumulated depreciation	935	677	22,496	20,728	42,556	37,828	1,040	768
Deferred drydock expenditures, net	4	112	1,887	1,190	1,389	879	(0)	854
Total Vessels, Deferred Drydock and Other Property	938	789	24,384	21,919	43,945	38,707	1,040	1,622
Investments in Affiliated Companies	-	-	-	-	-	-	-	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,991	-	1,067	-	-
Other Assets	10	(11)	66	148	(37)	(14)	15	(8)
Total Assets	$8,663	$8,779	$35,909	$36,566	$57,109	$54,681	$8,687	$9,362

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	539	220	82	1,282	898	44	71
Total Current Liabilities Not Subject to Compromise	45	539	220	82	1,282	898	44	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,755	-	-
Post-petition intercompany payables to other debtors	-	257	-	-	-	-	-	1,462
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	797	220	82	1,282	2,653	44	1,533

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,973	19,866	19,877	12,130	12,130
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0
Other liabilities	-	15,088	-	0	36,851	36,628	-	13,781
Total Liabilities Subject to Compromise	11,884	26,972	34,990	34,989	62,866	62,653	12,130	25,911

Total Liabilities	11,929	27,769	35,210	35,071	64,147	65,306	12,174	27,444
(Deficit)/Equity:
Total Equity/(Deficit)	(3,266)	(18,990)	699	1,495	(7,038)	(10,625)	(3,487)	(18,082)
Total Liabilities and (Deficit)/Equity	$8,663	$8,779	$35,909	$36,566	$57,109	$54,681	$8,687	$9,362

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 176 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,047	2,624	459	1,519	1,715	1,524	19	9
Other receivables, including income taxes recoverable	(16)	11	6	110	33	32	-	-
Inventory	-	-	-	1,118	598	359	-	-
Prepaid expenses and other current assets	29	109	41	154	220	113	241	477
Total Current Assets	2,061	2,744	506	2,902	2,565	2,028	260	486
Vessels and other property, less accumulated depreciation	34,297	14,444	21,356	19,622	32,130	30,229	-	-
Deferred drydock expenditures, net	1,564	1,415	1,279	801	(2)	11	-	-
Total Vessels, Deferred Drydock and Other Property	35,861	15,858	22,635	20,422	32,128	30,241	-	-
Investments in Affiliated Companies	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,588	-	2,237	-	4,349	-	-
Other Assets	(12)	(15)	37	119	-	(20)	-	-
Total Assets	$56,046	$42,312	$31,690	$33,785	$54,673	$56,576	$9,116	$9,342

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	57	276	743	1,822	148	556	240	465
Total Current Liabilities Not Subject to Compromise	57	276	743	1,822	148	556	240	465

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	46
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	57	276	743	1,822	148	556	240	511

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	9,736	9,736	80	80	7	7	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	14,807	15,026	6,592	7,671	17,243	17,651	9,091	9,363
(Deficit)/Equity:
Total Equity/(Deficit)	41,238	27,286	25,098	26,114	37,429	38,925	24	(21)
Total Liabilities and (Deficit)/Equity	$56,046	$42,312	$31,690	$33,785	$54,673	$56,576	$9,116	$9,342

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 177 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	84	1,692	(290)	-	-	3,339	5,149
Other receivables, including income taxes recoverable	522	63	26	703	-	-	18	57
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	8	639	-	-	-	92	342
Total Current Assets	16,071	155	2,357	414	-	-	3,449	5,548
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	46,728
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,259
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	47,987
Investments in Affiliated Companies	2,864	-	542	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,252	-	1,797	-	-	-	5,358
Other Assets	-	-	(20)	-	-	-	(6)	0
Total Assets	$55,012	$49,484	$15,042	$13,306	$105,125	$105,125	$66,470	$69,217

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	253	53	-	-	-	326	239
Total Current Liabilities Not Subject to Compromise	616	253	53	-	-	-	326	239

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	830	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	563	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	1,083	686	-	-	-	326	239

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16
Other liabilities	-	-	-	35,588	-	-	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	57,462	-	-	8,494	8,495

Total Liabilities	59,179	58,105	22,560	57,462	-	-	8,821	8,734
(Deficit)/Equity:
Total Equity/(Deficit)	(4,167)	(8,621)	(7,518)	(44,156)	105,125	105,125	57,649	60,483
Total Liabilities and (Deficit)/Equity	$55,012	$49,484	$15,042	$13,306	$105,125	$105,125	$66,470	$69,217

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 178 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation		Urban Tanker Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	173	3	-	-	1,574	1,661
Other receivables, including income taxes recoverable	-	-	13	29	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	344	(0)	-	-	243	232
Total Current Assets	-	-	531	32	-	-	1,817	1,893
Vessels and other property, less accumulated depreciation	-	-	1,101	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,101	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	295	295	30,356	30,356	58,765	58,765	19,341	19,341
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	215
Other Assets	-	-	(35)	-	-	-	(9)	-
Total Assets	$295	$295	$31,953	$30,388	$58,765	$58,765	$21,448	$21,749

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	68	542	-	-	27	1
Total Current Liabilities Not Subject to Compromise	-	-	68	542	-	-	27	1

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	138	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	708	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	500	-
Total Liabilities Not Subject to Compromise	-	-	776	680	-	-	526	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	42,724	42,724	58,345	58,345	23,602	23,602
Pre-petition intercompany payables to other debtors	211	211	4,372	4,372	-	-	3	3
Other liabilities	-	-	-	36,729	-	-	-	4,870
Total Liabilities Subject to Compromise	211	211	47,096	83,825	58,345	58,345	23,604	28,474

Total Liabilities	211	211	47,872	84,505	58,345	58,345	24,131	28,475
(Deficit)/Equity:
Total Equity/(Deficit)	85	85	(15,919)	(54,118)	420	420	(2,683)	(6,726)
Total Liabilities and (Deficit)/Equity	$295	$295	$31,953	$30,388	$58,765	$58,765	$21,448	$21,749

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 179 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,869	2,956	-	-	753	5
Other receivables, including income taxes recoverable	13	(1)	-	-	-	-	2	-
Inventory	-	-	-	629	-	-	169	-
Prepaid expenses and other current assets	-	-	186	368	-	-	272	-
Total Current Assets	13	(1)	3,055	3,953	-	-	1,196	5
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	623
Other Assets	87	-	54	(13)	-	-	-	-
Total Assets	$5,179	$5,079	$10,432	$11,263	$21,117	$21,117	$25,757	$25,189

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	-	764	920	-	-	549	4
Total Current Liabilities Not Subject to Compromise	20	-	764	920	-	-	549	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	240	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	-	1,275	1,159	-	-	549	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	3,937	-	-	-	4,350
Total Liabilities Subject to Compromise	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968

Total Liabilities	2,156	2,136	12,715	16,536	14,490	14,490	26,167	29,972
(Deficit)/Equity:
Total Equity/(Deficit)	3,023	2,943	(2,283)	(5,273)	6,627	6,627	(410)	(4,783)
Total Liabilities and (Deficit)/Equity	$5,179	$5,079	$10,432	$11,263	$21,117	$21,117	$25,757	$25,189

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 180 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$619,707	$-	$-	$398,725	$619,707
Voyage receivables	-	-	168,830	129,796	-	(1)	168,830	129,795
Other receivables, including income taxes recoverable	10	-	48,974	24,033	-	-	48,974	24,033
Inventory	-	-	14,150	25,596	-	-	14,150	25,596
Prepaid expenses and other current assets	-	-	46,596	35,438	-	-	46,596	35,438
Total Current Assets	10	-	677,274	834,570	-	(1)	677,274	834,570
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,332,606	1	1	3,147,915	2,332,607
Deferred drydock expenditures, net	-	-	73,898	55,548	-	-	73,898	55,548
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,388,155	1	1	3,221,813	2,388,155
Investments in Affiliated Companies	-	-	247,664	327,517	-	-	247,664	327,517
Intangible Assets, less accumulated amortization	-	-	72,413	58,389	-	-	72,413	58,389
Goodwill	-	-	9,668	-	-	-	9,668	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	431,285	(359,840)	(382,770)	88,268	48,515
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406
Post-petition intercompany receivables from non-debtors	-	-	-	20,823	-	-	-	20,823
Post-petition Intercompany receivables from debtors	-	-	-	730,522	-	(730,522)	-	-
Other Assets	-	-	16,704	28,104	30	26	16,734	28,130
Total Assets	$61	$51	$18,202,977	$18,413,099	$(11,487,710)	$(12,314,674)	$6,715,267	$6,098,426

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	358,494	62	62	73,689	358,554
Total Current Liabilities Not Subject to Compromise	0	-	73,627	358,494	62	62	73,689	358,554

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	148,908	-	(148,908)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	47,511	-	(4)	-	47,507
Post-petition intercompany payables to other debtors	-	-	-	730,522	-	(730,522)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	438,222	-	-	752,534	438,223
Total Liabilities Not Subject to Compromise	0	-	831,618	1,723,656	62	(879,372)	831,680	844,284

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,319
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	2,142,541	2,136,587
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,881,917	-	1	2,623,588	2,881,917
Total Liabilities Subject to Compromise	-	-	10,986,149	11,147,230	(6,203,536)	(6,112,408)	4,782,613	5,034,822

Total Liabilities	0	-	11,817,768	12,870,886	(6,203,474)	(6,991,779)	5,614,294	5,879,106
(Deficit)/Equity:
Total Equity/(Deficit)	61	51	6,385,210	5,542,213	(5,284,236)	(5,322,893)	1,100,973	219,320
Total Liabilities and (Deficit)/Equity	$61	$51	$18,202,977	$18,413,099	$(11,487,710)	$(12,314,674)	$6,715,267	$6,098,426

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 181 of 182

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and April 30, 2014

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014	November 13, 2012	April 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$30,492	$-	$-	$477,973	$650,199
Voyage receivables	2,923	2,856	-	1	171,753	132,653
Other receivables, including income taxes recoverable	10,321	8,204	-	-	59,295	32,237
Inventory	-	-	-	-	14,150	25,596
Prepaid expenses and other current assets	40	655	-	-	46,636	36,093
Total Current Assets	92,533	42,207	-	1	769,807	876,778
Vessels and other property, less accumulated depreciation	(12,092)	(11,100)	-	1	3,135,823	2,321,506
Deferred drydock expenditures, net	-	-	-	-	73,898	55,548
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,100)	-	1	3,209,721	2,377,054
Investments in Affiliated Companies	300	-	-	-	247,964	327,517
Intangible Assets, less accumulated amortization	242	217	-	-	72,655	58,606
Goodwill	(79)	-	-	-	9,589	-
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,318	(104,752)	(64,832)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,136,587	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	0	-	(20,823)	-	-
Post-petition Intercompany receivables from debtors	-	47,511	-	(47,511)	-	-
Other Assets	(271)	82	-	1	16,464	28,213
Total Assets	$2,239,657	$2,231,821	$(4,628,725)	$(4,662,077)	$4,326,200	$3,668,168

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	36,758	-	1	93,170	395,313
Total Current Liabilities Not Subject to Compromise	19,478	36,758	-	1	93,170	395,313

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	48,515	(88,268)	(48,515)	-	-
Post-petition intercompany payables to non-debtors	-	0	-	(47,507)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,265,229	(2,233,518)	(2,265,229)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	11,336	-	(1)	758,736	449,558
Total Liabilities Not Subject to Compromise	2,347,466	2,361,837	(2,321,786)	(2,361,250)	857,363	844,871

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,319)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	2,881,916
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,152,906)	2,623,588	2,881,916

Total Liabilities	2,347,466	2,361,837	(4,480,811)	(4,514,156)	3,480,951	3,726,787
(Deficit)/Equity:
Total Equity/(Deficit)	(107,809)	(130,017)	(147,914)	(147,921)	845,249	(58,619)
Total Liabilities and (Deficit)/Equity	$2,239,657	$2,231,821	$(4,628,725)	$(4,662,077)	$4,326,200	$3,668,168

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 182 of 182